AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 16, 2003

                                                       1933 Act File No. 333-
                                                       1940 Act File No. 811-


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2

          [ X ] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       [ ] Pre-Effective Amendment No. ___
                      [ ] Post-Effective Amendment No. ___

                                       and

      [ X ] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              [ ] Amendment No. __

                           RMK High Income Fund, Inc.
      (Exact Name of Registrant as Specified in Articles of Incorporation)

                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
                    (Address of Principal Executive Offices)

                                 (901) 524-4100
              (Registrant's Telephone Number, including Area Code)

                               Charles D. Maxwell
                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
                     (Name and Address of Agent for Service)

                          Copies of Communications to:

                              Arthur J. Brown, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                                    2nd Floor
                            Washington, DC 20036-1800


Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this  Registration  Statement

             ---------------------------

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

  It is proposed that this filing will become effective (check appropriate box)

  [  ]  when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

--------------------------------------------------------------------------------
Title of         Amount Being    Proposed        Proposed        Amount of
Securities       Registered (1)  Maximum         Maximum         Registration
Being Registered                 Offering Price  Aggregate       Fee
                                 Per Unit        Offering Price
--------------------------------------------------------------------------------
Common Stock     4,600,000       $15.00          $69,000,000     $5,582.10
--------------------------------------------------------------------------------


(1) Includes 600 shares that may be offered to Underwriters pursuant to an option to cover over allotments.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                 Subject to Completion, Dated ________ __, 2003.
PROSPECTUS
----------
                             _________COMMON SHARES
                           RMK HIGH INCOME FUND, INC.
                                $15.00 per share
                                 ______________

      THE FUND. RMK High Income Fund, Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company. Morgan Asset Management, Inc. (the "Adviser") will serve as the Fund's investment adviser.

      INVESTMENT OBJECTIVES. The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective.

      INVESTMENT STRATEGY. The Fund will seek to achieve its investment objectives by investing a majority of its total assets in a diversified portfolio of below investment grade debt securities offering attractive yield and capital appreciation potential. These securities are rated Ba or lower by Moody's Investors Service, Inc. ("Moody's"), BB or lower by Standard & Poor's Ratings Group ("S&P"), comparably rated by another nationally recognized statistical rating organization ("rating agency") or not rated by any rating agency but determined by the Adviser to be of comparable quality. The Fund will invest in a broad array of below-investment grade debt securities, including corporate bonds, mortgage- and asset-backed securities, municipal and foreign government obligations as well as securities of companies in bankruptcy or in the process of debt restructuring. The Fund may also invest in other securities providing the potential for high income or a combination of high income and capital growth, including preferred stock and other equity-related securities. Because the Fund's investments will be concentrated in below investment grade debt securities, the Fund will be subject to the risks of such securities. Below investment grade debt securities are commonly referred to as "junk bonds" and are considered speculative with respect to an issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. There can be no assurance that the Fund will achieve its investment objectives.

      NO PRIOR HISTORY. Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end management investment companies frequently trade at prices lower than their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the initial public offering. The Fund expects to list its shares of common stock ("common shares") on the New York Stock Exchange under the trading or "ticker" symbol "[___]."

      LEVERAGE. The Fund may leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund currently intends to use leverage in an amount equal to approximately 30% of its total assets (including the amount obtained through leverage). The Fund may vary its use of leverage in response to changing market conditions. If the Fund determines that a relevant yield curve has become flat or inverted, it may significantly reduce or cease its use of leverage for a period of time. The Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to stockholders than the Fund could obtain over time without leverage. Leverage creates an opportunity for increased income and capital appreciation for stockholders, but at the same time it creates special risks. There can be no assurance that a leveraged strategy will be successful during any period in which it is used. See "Leverage" and "Risks--Leverage Risks."

      INVESTING IN THE FUND'S COMMON SHARES INVOLVES RISK. STOCKHOLDERS CAN LOSE SOME OR ALL OF THEIR INVESTMENT. SEE "RISKS" BEGINNING ON PAGE [__] OF THIS PROSPECTUS.

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. (CONTINUED ON FOLLOWING PAGE)

                                                           PER SHARE     TOTAL
Public offering price...................................    $15.00   $[________]
Sales load..............................................     $.675   $[________]
Proceeds to the Fund(1).................................             $[________]
                                                           $14.325

(1) The aggregate expenses of the offering are estimated to be $[______], which represents $0.[__] per common share issued. "Proceeds to the Fund" do not reflect the reduction of this amount. The Adviser has agreed to pay organizational expenses and offering costs (other than sales load) that exceed $0.[__] per share.

The underwriters named in this Prospectus have the option to purchase up to [________] additional common shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus to cover over-allotments.

      The common shares will be ready for delivery on or about _______ __, 2003.
                         -----------------------------------------
                               MORGAN KEEGAN & COMPANY, INC.
                         -----------------------------------------
                        The date of this Prospectus is _______, 2003

(CONTINUED FROM PREVIOUS PAGE)

      You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund's common shares, and retain it for future reference. A Statement of Additional Information, dated [_______ __], 2003, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus, which means that it is part of this Prospectus for legal purposes. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page [__] of this Prospectus, by calling 1-800-[_______] or by writing to the Fund. You can review and copy documents the Fund has filed at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Securities and Exchange Commission charges a fee for copies. You can get the same information free from the Securities and Exchange Commission's website (HTTP://WWW.SEC.GOV). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

      The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                                TABLE OF CONTENTS
                                                                        PAGE
                                                                        ----

Prospectus Summary
Summary of Fund Expenses
The Fund
Use of Proceeds
The Fund's Investments
Leverage
Risks
Management of the Fund
Distributions
Closed-End Fund Structure
Tax Matters
Net Asset Value
Description of Shares
Certain Anti-Takeover Provisions in the Fund's Articles
     of Incorporation and By-Laws
Underwriting
Administrator, Custodian, Transfer Agent and
     Dividend Disbursement Agent
Legal Matters
Table of Contents for Statement of Additional Information
                                 ______________

      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. THE FUND'S BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

      Until [__________ __], 2003 (25 days after the date of this Prospectus) all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealer's obligation to deliver a Prospectus when acting as an underwriter and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

      THIS IS ONLY A SUMMARY. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND'S SHARES OF COMMON STOCK ("COMMON SHARES"). YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, ESPECIALLY THE INFORMATION SET FORTH UNDER THE HEADING "RISKS" ON PAGE __ OF THIS PROSPECTUS.

THE FUND RMK High Income Fund, Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company. Morgan Asset Management, Inc. (the "Adviser") will serve as the Fund's investment adviser. The Fund's principal office is located at Fifty Front Street, Memphis, Tennessee 38103, and its telephone number is (901) 524-4100.

THE OFFERING                    The Fund is offering [_________] common shares
                                at an initial offering price of $15.00 per share through a group of underwriters (the
                                "Underwriters") led by Morgan Keegan & Company,
                                Inc. ("Morgan Keegan & Co."). An investor must purchase at least 100 common shares ($1,500) in order to participate in this offering. The
                                Fund has given the Underwriters an option to purchase up to [_________] additional common shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus to cover over-allotments. The
                                Adviser has agreed to pay organizational expenses and offering costs (other than sales load) that exceed $0.[__] per common share. See
                                "Underwriting."

INVESTMENT OBJECTIVES           The Fund's primary investment objective is to
                                seek a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

INVESTMENT POLICIES             The Fund will seek to achieve its investment
                                objectives by investing a majority of its total assets in a diversified portfolio of below investment grade debt securities that the Adviser believes offer attractive yield and capital appreciation potential. These securities include, but are not limited to, corporate bonds, mortgage- and asset-backed securities, convertible debt securities and municipal and foreign government obligations.

                                Below investment grade debt securities are rated Ba or lower by Moody's Investors Service, Inc. ("Moody's"), BB or lower by Standard & Poor's Ratings Group ("S&P"), comparably rated by another nationally recognized statistical rating organization ("rating agency") or not rated by any rating agency but determined to be of comparable quality by the Adviser. Except with respect to 10% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one rating agency or, if unrated, determined by the Adviser to be of comparable quality. Below investment grade debt securities are commonly referred to as "junk bonds" and are considered speculative with respect to an issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

                                The Fund may invest up to 10% of its total assets in distressed securities, which include securities: issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other below investment grade debt securities of companies in similar industries. Distressed securities are generally rated Ca or lower by Moody's or CC or lower by S&P, comparably rated by another rating agency or are unrated but considered by the Adviser to be of comparable quality.

                                The Fund may also invest in other securities providing the potential for high income or a combination of high income and capital growth if the Adviser expects to achieve the Fund's objectives with such investments.

                                The Fund may invest up to 15% of its total assets in foreign debt and equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. Such securities may include common stocks of REITs and utilities which either are required to and/or customarily pay out a large percentage of their current earnings as dividends.

                                The Fund may also invest in investment grade debt securities. In unusual market conditions, the Fund may temporarily invest more assets in investment grade securities, short-term debt and cash or cash equivalents as a defensive tactic. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

                                The Adviser's investment approach is driven by a strong value-oriented philosophy. In managing the Fund's portfolio, the Adviser will focus on those securities believed to offer the most attractive value relative to alternative investments. The Adviser will search a wide array of asset categories and sectors to identify the most attractive relative value prospects. The Adviser believes that the opportunity to invest in a diverse set of assets will contribute to improved yield or total return and a more stable net asset value for the Fund than would result from investment in a single sector of the debt market. The Adviser will sell securities that it believes no longer offer potentially better yield or total return than other available securities.

                                The Fund will seek to maintain an average effective portfolio maturity of 3 to 15 years.

                                The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances.
                                However, portfolio turnover rate is not
                                considered a limiting factor in the execution of investment decisions for the Fund. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund's realization of net short-term capital gains that, when distributed to stockholders, will be taxable as ordinary income. See "The Fund's Investments -- Portfolio Turnover" and "Tax Matters."

USE OF LEVERAGE BY THE FUND     The Fund may leverage through bank borrowings,
                                reverse repurchase agreements or other
                                transactions involving indebtedness or through the issuance of preferred shares. The Fund currently intends to use leverage in an amount equal to approximately 30% of its total assets
                                (including the amount obtained through
                                leverage).  Under the Investment Company Act of
                                1940, as amended (the "1940 Act"), the Fund may leverage up to 33 1/3% of its total assets

                                (including the amount obtained through
                                leverage). The Fund may vary its use of leverage in response to changing market conditions. If the Fund determines that a relevant yield curve has become flat or inverted, it may significantly reduce or cease its use of leverage for a period of time. The Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to stockholders than the Fund could obtain over time without leverage.

                                Since the Adviser's fee is based upon a
                                percentage of the Fund's Managed Assets (as defined below), the Adviser's fee will be higher if the Fund is leveraged. Therefore, the Adviser will have a financial incentive to leverage the Fund, which may create a conflict of interest between the Adviser and the holders of the common shares. The Adviser intends to leverage the Fund only when it believes that the potential return on such additional investments is likely to exceed the costs incurred in connection with the leverage.
                                There can be no assurance that a leveraging strategy will be utilized or that it will be successful during any period in which it is used. See "Leverage" and "Risks--Leverage Risk."

INVESTMENT ADVISER              The Adviser will be responsible for the
                                investment of the Fund's portfolio in
                                accordance with the Fund's investment
                                objectives and policies. The Adviser will make all investment decisions for the Fund, subject to oversight by the Fund's Board of Directors
                                ("Board"). The Fund will pay the Adviser a fee for its investment management services equal to an annual rate of [__]% of the Fund's average daily total assets (including any assets attributable to any leverage) minus the sum of accrued liabilities other than debt entered into for purposes of leverage ("Managed
                                Assets").  This fee is payable monthly.

                                Day-to-day management of the Fund's portfolio will be the responsibility of a team of fixed income analysts and portfolio managers led by James C. Kelsoe, Jr., CFA. Mr. Kelsoe joined the Adviser in 1991 and has been in the investment business since 1986. He manages two other registered investment companies that invest primarily in fixed income securities.

                                The Adviser, located at Fifty Front Street,
                                Memphis, Tennessee 38103, is a wholly owned subsidiary of MK Holding, Inc., which is a wholly owned subsidiary of Regions Financial

                                Corporation. The Adviser serves as investment adviser to Regions Financial Corporation's 13-fund complex and other institutional accounts. Regions Financial Corporation, a publicly held financial holding company, provides commercial and retail banking and other financial services in the areas of investment banking, asset management, mutual funds, trusts, securities brokerage, insurance, leasing and mortgage banking. The Adviser or its predecessors have been managing assets for registered investment companies since 1986. As of March 31, 2003, the Adviser and its affiliates had more than $[__] billion in assets under management.

DISTRIBUTIONS                   The Fund intends to distribute to common
                                stockholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually. The
                                Fund expects that it will commence paying dividends within 90 days of the date of this Prospectus. At times, in order to maintain a stable level of distributions, the Fund may distribute less than all of its net investment income or distribute accumulated undistributed income, if any, in addition to current net investment income.

                                Unless a stockholder elects to receive dividend and capital gain distributions in cash, the distributions will be used to purchase additional common shares of the Fund. See "Distributions--Dividend Reinvestment Plan."

LISTING Currently, there is no public market for the Fund's common shares. However, the Fund expects to list its common shares on the New York Stock Exchange ("NYSE") under the trading or "ticker" symbol "[___]."

ADMINISTRATOR, CUSTODIAN,       The Fund will engage [_____________] to serve
TRANSFER AGENT AND DIVIDEND     as the Fund's administrator, [_____________] to
DISBURSEMENT AGENT              serve as the Fund's custodian and
                                [_____________] to serve as the Fund's transfer agent, dividend disbursement agent, and agent for the dividend reinvestment plan. See
                                "Administrator, Custodian, Transfer Agent and
                                Dividend Disbursement Agent."

MARKET PRICE OF COMMON SHARES   Common shares of closed-end management
                                investment companies frequently trade at prices lower than their net asset value. This characteristic is separate and distinct from the risk that the Fund's net asset value could decrease as a result of investment activities.

                                The Fund cannot assure stockholders that its common shares will trade at a price higher than or equal to net asset value. The Fund's net asset value will be reduced immediately following this offering by the sales load and the amount of the organization and offering expenses paid by the Fund. Both the net asset value and the market price of the Fund's common shares may be affected by such factors as leverage, dividends (which are in turn affected by expenses) and dividend stability, portfolio credit quality, liquidity, market supply and demand, and interest rate movements. Stockholders should not purchase common shares if they intend to sell them shortly after purchase. See "Closed --End Fund Structure - Market Price of Common Shares."

RISKS GENERAL. The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment vehicle and not as a trading tool. Because the Fund invests a significant portion of its assets in below investment grade debt securities, investment in the Fund's common shares involves a high degree of risk. The Fund should not constitute a complete investment program for any investor. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objectives.

                                NEWLY ORGANIZED. The Fund is a newly organized closed-end management investment company and has no operating history or history of public trading.

                                INVESTMENT RISK. An investment in the Fund is subject to investment risk, including the risk of loss of the entire principal that a stockholder invests. At any point in time the Fund's shares may be worth less than the amount originally paid for them, even after taking into account the reinvestment of dividends and other distributions. An investment in the Fund's common shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

                                STOCK MARKET RISK. Because the Fund's common shares are expected to be listed on the NYSE and the Fund may invest in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities such as U.S. government securities, corporate bonds and preferred stock. These fluctuations are typically in response to changes in the particular issuers, financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

                                The Fund intends to utilize leverage, which magnifies stock market risks. See "Leverage."

                                MANAGEMENT RISK. The Fund is subject to management risk because it has an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce desired results.

                                LEVERAGE RISK. Leverage creates an opportunity for an increased return to common stockholders, but it is a speculative technique because it increases the Fund's exposure to capital risk. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds or other leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the Fund's investment performance. There is no assurance that the use of leverage will be successful during any period in which it is used.

                                Common stockholders will bear the costs of any borrowing. Such costs include interest payments on any borrowings and other fees in connection with borrowing (such as loan syndication fees or commitment and administrative fees in connection with a line of credit). The Fund might also be required to maintain minimum average balances with a bank lender, which, along with the other fees mentioned above, would increase the cost of borrowing over the stated interest rate. The issuance of debt securities or preferred shares by the Fund would involve offering expenses and other costs, including dividends or interest payments, which would be borne by the common stockholders. Fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares issued could reduce cash available for dividends on common shares.

                                In addition, borrowings pursuant to credit agreements may result in the Fund being subject to certain covenants, such as those relating to asset coverage and portfolio composition, that may affect the Fund's ability to pay dividends and other distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing.

                                INTEREST RATE AND RELATED RISKS. Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the value of debt securities decline, and vice versa. The Fund's investment in such securities means that the net asset value and market price of the common shares will tend to decline if market interest rates rise. During periods of rising interest rates, the average life of certain types of securities in which the Fund will invest may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

                                INFLATION RISK. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the present value of payments at future dates.

                                BELOW INVESTMENT GRADE SECURITIES RISK. Below investment grade debt securities are commonly referred to as "junk bonds." Below investment grade quality securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. These securities are less liquid than investment grade securities.

                                MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Funds principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the securitys effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of mortgage-backed securities may also change due to shifts in the markets perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, the credit risk can be reduced by third-party guarantees or other forms of credit support.

                                ASSET-BACKED SECURITIES RISK. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

                                CORPORATE BONDS RISK. The Fund's investments in corporate bonds are subject to a number of the risks described in this Prospectus, including management risk, interest rate risk, inflation risk, risks associated with below investment grade debt securities, foreign securities risk and risks associated with illiquid and restricted securities.

                                DISTRESSED SECURITIES RISK.  Distressed
                                securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund's ability to achieve current income for its stockholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

                                EQUITY SECURITIES RISK. To the extent that the Fund invests in U.S. and foreign equities, the value of such securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. Equity securities risk will affect the Fund's net asset value per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

                                COMMON STOCK RISK. Although common stocks historically have generated higher average returns than fixed-income and other equity securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund.
                                Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stocks held by the Fund or to which it has exposure. In the event of liquidation, common stockholders have rights to a company's assets after bondholders, other debt holders, and preferred stockholders have been satisfied.

                                PREFERRED STOCK RISK. Preferred stock has a preference over common stock in liquidation (and generally a preference as to the payment of dividends as well) but is subordinated to the liabilities of the issuer in all respects. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

                                CONVERTIBLE SECURITIES RISK. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

                                U.S. GOVERNMENT SECURITIES RISK.  U.S.
                                government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

                                MUNICIPAL SECURITIES RISK. The amount of public information available about the municipal securities in the Fund's portfolio may generally be less than that for corporate equity or debt securities. As a result, to the extent the Fund invests in municipal securities its investment performance of may be more dependent on the analytical abilities of the Adviser. The secondary market for municipal securities, particularly below investment grade debt securities in which the Fund may invest, also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund's ability to sell these securities from its portfolio at attractive prices. Some municipal securities are supported only by the revenue of a particular project or privately operated facility, and are not supported by the taxing power of any governmental entity.

                                Municipal securities are also subject to a risk that terrorist attacks could cause substantial loss of life, damage the local economy and damage or destroy significant portions of the municipal infrastructure. These attacks, and measures taken to prevent them, may impose substantial costs on municipal budgets and hinder the issuer's ability to pay interest and repay principal on municipal securities.

                                FOREIGN SECURITIES RISK. Foreign investments involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers.

                                ILLIQUID AND RESTRICTED SECURITIES RISKS.
                                Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. Restricted securities have contractual restrictions on their public resale, which may make it more difficult to value them, limit the Fund's ability to dispose of them and lower the amount the Fund could realize upon their sale.

                                DERIVATIVES RISK. Even a small investment in derivatives can have a significant impact on the Fund's exposure to fluctuations in interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value than others.

                                MARKET DISRUPTION RISK.  Some of the U.S.
                                securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the battles in Iraq and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and the Fund's operations.

                                ANTI-TAKEOVER PROVISIONS. The Fund's Articles of Incorporation and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or
                                to modify its structure.   These provisions may
                                be regarded as "anti-takeover" provisions.
                                Such provisions could limit the ability of stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of the Fund. See "Certain Anti-Takeover Provisions in the Fund's Articles of Incorporation and By-Laws."

                                For more information on the risks of investing in the Fund, see "Risks."

                            SUMMARY OF FUND EXPENSES

      The following table assumes leverage through borrowing or other transactions involving indebtedness in an amount equal to 30% of the Fund's total assets (including the amount obtained through leverage) and shows Fund expenses as a percentage of net assets attributable to the Fund's common shares. Footnote 3 to the table also shows Fund expenses as a percentage of net assets attributable to the Fund's common shares, but assumes that the Fund does not utilize any form of leverage.

STOCKHOLDER TRANSACTION EXPENSE
     Sales Load (as a percentage of offering price)......       4.50%
     Dividend Reinvestment Plan Fees (1).................        None

                                                      PERCENTAGE OF NET ASSETS
                                                   ATTRIBUTABLE TO COMMON SHARES
ANNUAL EXPENSES (2)                                     (ASSUMES LEVERAGE IS
                                                          OUTSTANDING) (3)
     Management Fee......................................       [__]%
     Interest Payments on Borrowed Funds.................       [__]%
     Other Expenses......................................       [__]%
     Total Annual Expenses...............................       [__]%

(1) Stockholders will pay brokerage charges if they direct the plan agent to sell their common shares held in a dividend reinvestment account. See "Distributions--Dividend Reinvestment Plan."

(2) The Fund will bear expenses in connection with the offering in an amount up to $.[__] per share. The Adviser has agreed to pay organizational expenses and offering costs (other than sales load) that exceed $.[__] per share. These offering costs are not included among the expenses shown in the table.

(3) The table presented in this footnote estimates what the Fund's annual expenses would be, stated as percentages of the Fund's net assets attributable to common shares but, unlike the table above, assumes that the Fund does not utilize any form of leverage, as would be the case, for instance, prior to the Fund's expected borrowing. In accordance with these assumptions, the Fund's expenses would be estimated as follows:

                                     PERCENTAGE OF NET ASSETS
                                   ATTRIBUTABLE TO COMMON SHARES
                                      (ASSUMES NO LEVERAGE IS
                                           OUTSTANDING)
ANNUAL EXPENSES
Management Fees                                 [__]%
Interest Payments on Borrowed
Funds                                           None
Other Expenses                                  [__]%
Total Annual Expenses                           [__]%

      The purpose of the table above and the example below is to help investors understand the fees and expenses that they, as common stockholders, would bear directly or indirectly. As of the date of this Prospectus, the Fund has not commenced investment operations. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Fund's first year of operations unless otherwise indicated and assume that the Fund issues approximately [___] million common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase. For additional information with respect to the Fund's expenses, see "Management of the Fund" and "Distributions--Dividend Reinvestment Plan."

EXAMPLE:

      As required by Securities and Exchange Commission ("Commission") regulations, the following example illustrates the expenses (including the sales load of $45.00 and estimated offering costs of this offering of $[__]) that stockholders would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of [__]% of net assets attributable to common shares and
(2) a 5% annual return:*

                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS

Total Expenses Incurred              $__       $__        $ __       $___

* The example assumes that the estimated other expenses set forth in the fee table are accurate and that all dividends and other distributions are reinvested at net asset value. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE ASSUMED. MOREOVER, THE FUND'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN SHOWN IN THE EXAMPLE.

                                    THE FUND

      The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the "1940 Act"). The Fund was organized as a Maryland corporation on April [__], 2003. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103, and its telephone number is (901) 524-4100.


                                 USE OF PROCEEDS

      The net proceeds of this offering will be approximately $[__________] (or approximately $[__________] assuming the Underwriters exercise the over-allotment option in full) after payment of offering costs estimated to be approximately $[__________] and the deduction of the sales load. The Fund will pay all of its organizational costs and common share offering costs up to $0.[__] per common share, and the Adviser has agreed to pay all of the Fund's organizational costs and common share offering costs (other than sales load) that exceed $0.[__] per common share. The Fund will invest the net proceeds of the offering in accordance with its investment objectives and policies as stated below. The Fund expects that there will be an initial investment period of up to three months following the completion of this common share offering before it is fully invested in accordance with its investment objectives and policies. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments, including shares of money market funds. See "The Fund's Investments."


                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES

      The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund makes no assurance that it will achieve its objectives.

INVESTMENT PROCESS

      The Adviser's investment approach is driven by a strong value-oriented philosophy. The Adviser concentrates on identifying specific sectors and securities that present the most attractive combination of current income and principal performance. This "bottom-up" approach generally focuses on "out-of-favor" and/or undervalued sectors and/or issuers.

      The Adviser's "bottom-up" strategy focuses on identifying special or unusual opportunities where the Adviser decides that the market perception of, or demand for, a credit or structure has created an undervalued situation. The analytical process concentrates on credit research, debt instrument structure and covenant protection. Generally, when investing in below investment grade debt, the Adviser will seek to identify issuers and industries that it believes are likely to experience stable or improving conditions. Specific factors considered in the research process may include general industry trends, cash flow generation capacity, asset valuation, other debt maturities, capital availability, collateral value and priority of payments.

      In managing the Fund's portfolio, the Adviser will employ an active management approach that will emphasize the flexibility to allocate assets across a broad array of asset classes and thereby provide the advantages of a widely diversified high income portfolio. The Adviser's fixed income research team will search a wide range of asset categories and sectors to identify the most attractive relative value prospects. In addition to the traditional below investment grade corporate market, the Adviser will strategically utilize asset-backed securities, mortgage-backed securities and other structured finance vehicles as well as convertible securities, preferred stock and other equity securities. The Adviser believes that the opportunity to acquire a diverse set of assets will contribute to higher total returns and a more stable net asset value for the Fund than would result from investing in a single sector of the debt market such as below investment grade corporate bonds. The Adviser will sell securities that it believes no longer offer potentially better yield or total return than other available securities.

INVESTMENT POLICIES

      The Fund will seek to achieve its investment objectives by investing the majority of its assets in below investment grade debt securities that the Adviser believes offer attractive yield and capital appreciation potential. The

Fund may invest up to 100% of its assets in debt securities that are rated below investment grade. Except with respect to 10% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one rating agency or, if unrated, determined by the Adviser to be of comparable quality. The Fund may also invest in other securities providing the potential for high income or a combination of high income and capital growth if the Adviser expects to achieve the Fund's objectives with such investments.

     The Fund may invest up to:

     o 25% of its total assets in domestic equity securities, including convertible and non-convertible preferred shares;

     o     15% of its total assets in foreign debt and equity securities; and

     o     10% of its total assets in distressed securities.

    The Fund may also invest in investment grade debt securities. Investment grade debt securities are securities of medium- to high-quality that are rated Baa or higher by Moody's, BBB or higher by S&P or within one of the four highest ratings classes of another rating agency or, if unrated, are determined by the Adviser to be of comparable quality.

    In unusual market conditions, the Fund may temporarily invest more of its assets in investment grade securities, short-term debt securities and cash or cash equivalents as a defensive tactic. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

    The Fund will seek to maintain an average effective portfolio maturity between 3 and 15 years. Effective maturity is the calculated maturity based on analytical factors that estimate the actual expected return of principal rather than the stated final maturity date of a security. For example, a mortgage-backed security may have a 30-year stated final maturity. However, given the expected periodic principal prepayments of that security, the effective maturity may be 10 years rather than the stated 30 years. The average effective maturity is the dollar-weighted average of effective maturities of the securities in the Fund's portfolio.

    The types of debt and other securities in which the Fund may invest include, but are not limited to, the following:

      BELOW INVESTMENT GRADE QUALITY SECURITIES. The Fund may invest up to 100% of its assets in debt securities that are rated below investment grade. Except with respect to 10% of its total assets, debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one rating agency or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies the Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its stockholders. The Fund's debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

      Since the risk of default is higher for below investment grade securities than investment grade securities, the Adviser's research and credit analysis are an especially important part of managing securities of this type. The Adviser will attempt to identify those issuers of below investment grade securities whose financial condition the Adviser believes is adequate to meet future obligations or has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

      MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government-sponsored enterprises. Other mortgage-backed securities are issued by private issuers. Private issuers are generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but may also be subject to greater price changes than governmental issues.

      Some mortgage-backed securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the "principal-only," or PO, security receives the principal payments made by the underlying mortgage, while the holder of the "interest-only," or IO, security receives interest payments from the same underlying mortgage.

      Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. These securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

      ASSET-BACKED SECURITIES. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans or accounts, which payment may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described below with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

      CORPORATE BONDS. Corporate bonds are debt obligations issued by corporations. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

      DISTRESSED SECURITIES. The Fund may invest up to 10% of its total assets in distressed securities. Distressed securities are securities: issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other below investment grade debt securities of companies in similar industries. These are securities generally rated in the lower rating categories (Ca or lower by Moody's or CC or lower by S&P) or are unrated investments considered by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest in distressed securities that are producing current income. At times, distressed securities may not produce current income. Although distressed securities are particularly speculative investments, the Adviser believes they provide the opportunity for enhanced income and capital appreciation.

      EQUITY SECURITIES. Consistent with its investment objectives, the Fund may invest up to 25% of its total assets in domestic equity securities and up to 15% of its total assets in foreign debt and equity securities. Equity securities in which the Fund may invest include common stocks, preferred stocks and convertible securities (each discussed below). Such securities may include common stocks of REITs and utilities which either are required to and/or customarily distribute a large percentage of their current earnings as dividends. Common and preferred stocks represent shares of ownership in corporations. Preferred stock usually has specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation's common stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible.

      o COMMON STOCK. Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to company's remaining assets after bond holders, other debt holders, and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called "preemptive rights." Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company.

      o PREFERRED STOCK. Preferred stock represents an equity ownership interest in a corporation, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stock also entitles their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock. Some preferred stock offers a fixed rate of return with no maturity date. Because those preferred stock never mature, they act like long-term bonds, can be more volatile than other types of preferred stock and may have heightened sensitivity to changes in interest rates. Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects, or to fluctuations in the equity markets. Preferred stockholders generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

      o CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

      U.S. GOVERNMENT SECURITIES. U.S. government securities are those issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

      MUNICIPAL OBLIGATIONS. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short-term instruments that are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. Because interest on municipal obligations is generally not taxable for federal income tax purposes, municipal securities typically have lower coupon interest rates than comparable fully-taxable instruments. The Fund may also acquire call options on specific municipal obligations to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

      FOREIGN SECURITIES. While the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 15% of its total assets in debt and equity securities of corporate and governmental issuers located outside the United States, including issuers in developed and emerging markets. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Foreign securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter capital markets.

      ILLIQUID AND RESTRICTED SECURITIES. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Investments currently considered by the Adviser to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. In the absence of market quotations, a committee appointed by the Board will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

      The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. The restriction on public sale may make it more difficult to value such securities, limit the Fund's ability to dispose of them and lower the amount the Fund could realize upon their sale. Before they are registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the Commission has adopted Rule 144A under the Securities Act of 1933 Act, as amended (the "1933 Act"). Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity.

      DERIVATIVES. The Fund may, but is not required to, use various derivatives described below to earn income, facilitate portfolio management and mitigate risks. Such derivatives are generally accepted under modern portfolio management practices and are regularly used by closed-end management investment companies and other institutional investors. Although the Adviser seeks to use the practices to further the Fund's investment objectives, no assurance can be given that these practices will achieve this result. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use derivatives to enhance potential gain, although no more than 5% of the Fund's net assets will be committed to initial margin for derivatives for non-hedging purposes.

      The investment techniques that the Fund may employ include, but are not limited to, the following:

      REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The Fund's use of reverse repurchase agreements involves many of the same risks of leverage described under "Leverage" and "Risks--Leverage Risk" since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings.

      Reverse repurchase agreements involve the risk that the market values of the securities acquired in connection with the reverse repurchase agreements may decline below the prices of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market values of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreements may decline in price. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

      The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the Fund will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      DEFENSIVE AND TEMPORARY INVESTMENTS. When changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the Fund may purchase higher rated debt instruments if the Adviser believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield. In addition, under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, investment grade securities, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by an rating agency or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield on lower rated fixed income securities.

      LENDING OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the

Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Adviser's judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and/or incur losses, including possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period and expenses of enforcing its rights.

PORTFOLIO TURNOVER

      The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund's realization of net short-term capital gains that, when distributed to stockholders, will be taxable as ordinary income. See "Tax Matters."

                                    LEVERAGE

      The Fund expects to use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund intends to borrow an amount equal to approximately 30% of its total assets (including the amount obtained through leverage). The Fund may vary its use of leverage in response to changing market conditions. If the Fund determines that a relevant yield curve has become flat or inverted, it may significantly reduce or cease its use of leverage for a period of time. The Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to stockholders than the Fund could obtain over time without leverage. The Fund may also borrow up to an additional 5% of its total assets (not including the amount so borrowed) for temporary purposes, including the settlement and clearance of securities transactions, which otherwise might require untimely dispositions of Fund securities. The Fund may borrow from affiliates of the Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

      The Fund may borrow from banks and other financial institutions or through reverse repurchase agreements or other transactions involving indebtedness. In a reverse repurchase agreement, the Fund sells securities to a bank, securities dealer or one of their respective affiliates and agrees to repurchase such securities on demand or on a specified future date and at a specified price.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase such securities. If the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or a trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending that decision. See "The Fund's Investments--Reverse Repurchase Agreements."

      Under the 1940 Act, the Fund is not permitted to borrow or otherwise incur indebtedness constituting senior securities unless immediately thereafter the Fund has total assets (including the proceeds of the indebtedness) at least equal to 300% of the amount of the indebtedness. Stated another way, the Fund may not borrow for investment purposes more than 33 1/3% of its total assets, including the amount borrowed. The Fund also must maintain this 300% "asset coverage" for as long as the indebtedness is outstanding. The 1940 Act provides that the Fund may not declare any cash dividend or other distribution on its shares, or purchase any of its shares of capital stock (through tender offers or otherwise), unless it would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be.

      The 1940 Act imposes a similar 200% asset coverage requirement with respect to any preferred shares that the Fund may issue. Immediately after any such issuance, the Fund's total assets (including the proceeds from the issuance of the preferred shares and of any indebtedness constituting senior securities) must be at least equal to 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets, including the proceeds from the issuance of the preferred shares and of any outstanding indebtedness constituting senior securities). Following the issuance of preferred shares, the Fund would not be permitted to declare any cash dividend or other distribution on the common shares or purchase any of the common shares (through tender offers or otherwise), unless it would satisfy this 200% asset coverage after deducting the amount of the dividend, other distribution, or share purchase price, as the case may be. If the Fund were to have senior securities in the form of both indebtedness and preferred shares outstanding at the same time, it would be subject to the 300% asset coverage requirement with respect to the amount of the indebtedness and the 200% asset coverage requirement with respect to the preferred shares.

      If preferred shares are outstanding, two of the Fund's directors would be elected by the holders of the preferred shares, voting separately as a class. The remaining directors of the Fund would be elected by holders of common shares and preferred shares voting together as a single class. In the unlikely event the Fund failed to pay dividends on preferred shares for two years or failed to make payments on senior securities, holders of preferred shares and, under certain circumstances, the holders of any senior securities that are in default, would be entitled to elect a majority of the directors of the Fund. The failure to pay dividends or make other distributions could result in the Fund's ceasing to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"), which could have a material adverse effect on the value of the common shares.

      The issuance of debt securities or preferred shares by the Fund would involve offering expenses and other costs, including dividends or interest payments, which would be borne by the Fund's common stockholders. In addition, the terms of any borrowing, other Fund indebtedness or preferred shares issued by the Fund may impose asset coverage requirements, dividend limitations and voting right requirements on the Fund that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on the Fund's portfolio composition or on its use of various investment techniques or strategies.

      Although leverage creates an opportunity for increased income and capital appreciation for stockholders, at the same time it creates special risks. Leverage will increase the Fund's exposure to capital risk. Successful use of leverage depends on the Adviser's ability to predict correctly interest rates and market movements and the Fund's continued access to bank borrowings, reverse repurchase agreements or other vehicles for leverage on favorable terms. There is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

      The premise underlying the use of leverage is that the costs of leveraging generally will be based on short-term rates, which normally will be lower than the return (including the potential for capital appreciation) that the Fund can earn on the longer-term portfolio investments that it makes with the proceeds obtained through the leverage. Thus, the stockholders would benefit from an incremental return. However, if the differential between the return on the Fund's investments and the cost of leverage were to narrow, the incremental benefit would be reduced and could be eliminated or even become negative. Furthermore, if long-term rates rise, the net asset value of the Fund's common shares will reflect the resulting decline in the value of a larger aggregate amount of portfolio assets than the Fund would hold if it had not leveraged. Thus, leveraging exaggerates changes in the value and in the yield on the Fund's portfolio. This, in turn, may result in greater volatility of both the net asset value and the market price of the common shares.

      To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced. Nevertheless, the Adviser may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. As discussed under "Management of the Fund," the investment management fee payable to the Adviser during periods in which the Fund is using leverage will be higher than when it is not doing so because the fee is calculated as a percentage of Managed Assets, which include assets purchased with leverage.

EFFECTS OF LEVERAGE

      Assuming borrowings in the amount of approximately 30% of the Fund's total assets (including the amount borrowed), and an annual interest rate of [__]% payable on such leverage based on market rates as of the date of this Prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover those interest payments would be [__]%.

      The following table is designed to illustrate the effect of the foregoing level of leverage on the return to a stockholder, assuming hypothetical annual returns (net of expenses) of the Fund's portfolio of -10% to 10%. As the table shows, the leverage generally increases the return to stockholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return
(net of expenses).....................   (10%)    (5%)    0%    5%    10%
Corresponding Common Share Return.....   (__)%    (__)%  (__)%  __%   __%

      During the time in which the Fund is utilizing leverage, the amount of the fees paid to the Adviser for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's Managed Assets. Therefore, the Adviser will have a financial incentive to leverage the Fund, which may create a conflict of interest between the Adviser and the common stockholders. Because payments on any borrowings and/or dividends on any preferred shares would be paid by the Fund at a specified rate, only the Fund's common stockholders would bear the Fund's fees and expenses.

      Until the Fund incurs indebtedness or issues preferred shares the Fund's common shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Any benefits of leverage cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objectives and policies. The Fund's willingness to use leverage and the extent to which it uses it at any time will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. For further information about leveraging, see "Risks-Leverage Risk."

                                      RISKS

      GENERAL. The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment vehicle and not as a trading tool. Because the Fund invests primarily in below investment grade debt securities, an investment in the Fund's common shares involves a high degree of risk. The Fund should not constitute a complete investment program for any investor. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objectives.

      NEWLY ORGANIZED. The Fund is a newly organized closed-end management investment company and has no operating history or history of public trading.

      INVESTMENT RISK. An investment in the Fund is subject to investment risk, including the risk of loss of the entire principal that a stockholder invests. At any point in time the Fund's shares may be worth less than the amount originally paid for them, even after taking into account the reinvestment of dividends and other distributions. An investment in the Fund's common shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

      STOCK MARKET RISK. Because the Fund's common shares are expected to be listed on the NYSE and the Fund may invest in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities such as U.S. government securities, corporate bonds and preferred stock. These fluctuates are typically in response to changes in the particular issuers financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. The Fund intends to utilize leverage, which magnifies stock market risks. See "--Risk of Leverage" below.

      MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

      LEVERAGE RISK. Borrowings or other transactions involving Fund indebtedness (other than for temporary or emergency purposes) and any preferred shares issued by the Fund all would be considered "senior securities" for purposes of the 1940 Act and would constitute leverage. Leverage creates an opportunity for an increased return to stockholders, but it is a speculative technique in that it will increase the Fund's exposure to capital risk. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds or other leverage proceeds exceed the cost of the leverage, the use of leverage will diminish the Fund's investment performance. Successful use of leverage depends on the Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

      Capital raised through leverage will be subject to interest costs or dividend payments, which could exceed the income and appreciation on the securities purchased with the proceeds of the leverage. The Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit), and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. The issuance of debt securities or preferred shares by the Fund would involve offering expenses and other costs, including dividends or interest payments, which would be borne by the common stockholders. Fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares issued could reduce cash available for dividends on common shares. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund's total return.

      The terms of any borrowing, other indebtedness or preferred shares issued by the Fund may impose asset coverage requirements, dividend limitations and voting right requirements on the Fund that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on the

Fund's portfolio composition or on its use of various investment techniques or strategies. The Fund may be further limited in any of these respects by guidelines established by any rating agencies that issue ratings for debt securities or preferred shares issued by the Fund. These requirements may have an adverse effect on the Fund. For example, limitations on the Fund's ability to pay dividends or make other distributions could impair its ability to maintain its qualification as a regulated investment company for federal tax purposes. To the extent necessary, the Fund intends to repay indebtedness or to purchase or redeem preferred shares to maintain the required asset coverage. Doing so may require the Fund to liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Adviser in managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. For additional information about leverage, see "Leverage."

      INTEREST RATE AND RELATED RISKS. The value of the Fund's portfolio is subject to interest rate risk. Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the value of debt securities decline, and vice versa. The Fund's investment in such securities means that the net asset value and market price of the common shares will tend to decline if market interest rates rise. During periods of rising interest rates, the average life of certain types of securities in which the Fund will invest may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

      INFLATION RISK. The value of the Fund's portfolio is subject to inflation risk. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the present value of payments at future dates.

      BELOW INVESTMENT GRADE SECURITIES RISK. Below investment grade securities are subject to the following risks, among others:

      Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade debt securities for corporate financing. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity.

      Similarly, downturns in profitability in specific industries could adversely affect the ability of below investment grade issuers in those industries to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

      The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

      Since investors generally perceive that there are greater risks associated with lower quality securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

      Factors having an adverse impact on the market value of below investment grade securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

      MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. A mortgage-backed security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment. In a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, the credit risk can be reduced by third-party guarantees or other forms of credit support.

      ASSET-BACKED SECURITIES RISK. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return.

      CORPORATE BONDS RISKS. The Fund's investments in corporate bonds are subject to a number of risks described in the Prospectus, including management risk, interest rate risk, inflation risk, below investment grade debt securities risk, foreign securities risk and illiquidity and restricted securities risks.

      DISTRESSED SECURITIES RISK. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in distressed securities, the Fund's ability to achieve current income for its stockholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

      EQUITY SECURITIES RISK. To the extent that the Fund invests in U.S. and foreign equity securities, the value of such securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect the Fund's net asset value per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

      o COMMON STOCK RISK. Although common stocks historically have generated higher average returns than fixed-income and other equity securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stocks held by the Fund or to which it has exposure. In the event of liquidation, common stockholders have rights to a company's assets after bondholders, other debt holders, and preferred stockholders have been satisfied.

      o PREFERRED STOCK RISK. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

      o CONVERTIBLE SECURITIES RISK. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than compatible nonconvertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

      U.S. GOVERNMENT SECURITIES RISK. U.S. government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

      MUNICIPAL SECURITIES RISKS. The amount of public information available about the municipal securities in the Fund's portfolio may generally be less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Adviser as a result. The secondary market for municipal securities, particularly below investment grade debt securities in which the Fund may invest, also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund's ability to sell these securities from its portfolio at attractive prices. Some municipal securities are supported only by the revenue of a particular project or privately operated facility, and are not supported by the taxing power of any governmental entity.

      Municipal securities are also subject to a risk that terror attacks could result in substantial loss of life, damage the local economy and damage or destroy significant portions of the municipal infrastructure. Businesses that leave an affected area in the wake of such an attack may not return, and economic activity may slow if tourists and local consumers avoid the affected city. These events could severely affect the tax base of a particular issuer of municipal securities and could damage or destroy a facility whose revenues support the payment of particular municipal securities. These attacks, and measures taken to prevent them, may also impose substantial overtime costs on municipal budgets.

      FOREIGN SECURITIES RISK. Foreign investments involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, adverse political, social and economic developments affecting a foreign country, restrictions on receiving the investment proceeds from a foreign country, foreign tax laws and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may also be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers.

      ILLIQUID AND RESTRICTED SECURITIES RISKS. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser's judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, illiquid securities will be valued in accordance with procedures established by the Fund's Board, including the use of outside pricing services. Investment of the Fund's capital in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

      Restricted securities have contractual restrictions on their public resale, which may make it more difficult to value them, may limit the Fund's ability to dispose of them and may lower the amount the Fund could realize upon their sale. To enable the Fund to sell its holdings of a restricted security not registered under the 1933 Act, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      DERIVATIVES RISK. Even a small investment in derivatives can have a significant impact on the Fund's exposure to fluctuations in interest rates or currency exchange rates. There may be an imperfect correlation between the values of such instruments and the underlying assets. Moreover, if changes in a derivative's value do not correspond to changes in the value of the Fund's other investments, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Moreover, certain derivatives may be less liquid and more difficult to value than others. Furthermore, the ability to successfully use derivatives depends on Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

      MARKET DISCOUNT RISK. Shares of closed-end management investment companies frequently trade at prices lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that the Fund's net asset value may decrease. This risk may be greater for stockholders who sell their shares within a relatively short period after completion of the public offering. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.

      Whether stockholders will realize a gain or loss upon the sale of the Fund's common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund's net asset value. Because the market value of the Fund's common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the common shares.

      MARKET DISRUPTION RISK. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the battles in Iraq and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and the Fund's operations. Lower rated debt instruments tend to be more volatile than higher rated debt securities and so these events and any actions resulting from them may have a greater impact on the prices and volatility of lower rated debt instruments than on higher rated debt securities.

      ANTI-TAKEOVER PROVISIONS. The Fund's Articles of Incorporation and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. These provisions may be regarded as "anti-takeover" provisions. Such provisions could limit the ability of stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of the Fund. See "Certain Anti-Takeover Provisions in the Fund's Articles of Incorporation and By-Laws."

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

      The Fund's Board provides broad supervision over the affairs of the Fund, including supervision of the duties performed by the Adviser. The officers of the Fund are responsible for the Fund's operations. The names and business addresses of the directors and officers of the Fund, together with their principal occupations and other affiliations during the past five years, are set forth in the Statement of Additional Information.

INVESTMENT ADVISER

      Pursuant to an advisory agreement dated [________ __], 2003, the Adviser will provide the Fund with investment research and advice and furnish the Fund with an investment program consistent with the Fund's investment objectives and policies, subject to the supervision of the Fund's Board. The Adviser will determine which portfolio securities will be purchased or sold, arrange for the placing of orders for the purchase or sale of portfolio securities, select brokers or dealers to place those orders, maintain books and records with respect to the Fund's securities transactions and report to the Board on the Fund's investments and performance.

      Day-to-day management of the Fund's portfolio will be the responsibility of a team of fixed income analysts and portfolio managers led by James C. Kelsoe, Jr., CFA. Mr. Kelsoe joined Morgan Keegan in 1991 and has been in the investment business since 1986. He received a B.S. in Finance from the University of Alabama in 1986. He also is the portfolio manager for two open-end funds, Regions Morgan Keegan Select High Income Fund and the Regions Morgan Keegan Select Intermediate Bond Fund.

      The Adviser, located at Fifty Front Street, Memphis, Tennessee 38103, is a wholly owned subsidiary of MK Holding, Inc., which is a wholly owned subsidiary of Regions Financial Corporation ("Regions"). The Adviser serves as investment adviser to Regions Financial Corporation's 13-fund complex and other institutional accounts. Regions Financial Corporation, a publicly held financial holding company, provides traditional commercial and retail banking services and other financial services in the areas of investment banking, asset management, mutual funds, trusts, securities brokerage, insurance, leasing and mortgage banking. The Adviser or its predecessors have been managing assets for registered investment companies since 1986. As of March 31, 2003, the Adviser and its affiliates had more than $[__] billion in assets under management.

COMPENSATION AND EXPENSES

      Under the advisory agreement, the Fund will pay to the Adviser monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to [__]% of the Fund's average daily Managed Assets. Because the fee to be paid to the Adviser is determined on the basis of the Fund's Managed Assets, the Adviser's interest in determining whether to leverage the Fund may differ from the interests of the Fund.

      The Fund's average daily Managed Assets are determined for the purpose of calculating the management fee by taking the average of all the daily determinations of total assets during a given calendar month. The fees are payable for each calendar month as soon as practicable after the end of that month.

      The Fund will bear all expenses not specifically assumed by the Adviser incurred in the Fund's operations and the offering of its common shares. Expenses borne by the Fund will include, but not be limited to, the following:
(i) organizational expenses; (ii) legal and audit expenses; (iii) borrowing expenses; (iv) interest; (v) taxes; (vi) governmental fees; (vii) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (viii) the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ix) fees of custodians, transfer agents, registrars or other agents; (x) expenses of preparing share certificates; (xi) expenses relating to the redemption or repurchase of shares;
(xii) expenses of registering and qualifying shares for sale under applicable federal law and maintaining such registrations and qualifications; (xiii) expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to stockholders; (xiv) cost of stationery; (xv) costs of stockholders and other meetings of the Fund; (xvi) compensation and expenses of the independent directors of the Fund; (xvii) the Fund's pro rata portion of premiums of any fidelity bond and other insurance covering the Fund and its officers and directors; and (xviii) the fees and other expenses of listing and maintaining the Fund's shares on the NYSE or any other national stock exchange.

                                  DISTRIBUTIONS

DIVIDENDS AND OTHER DISTRIBUTIONS

      The Fund intends to distribute on a monthly basis dividends of all or a portion of its net investment income to holders of common shares. It is expected that the Fund will commence paying dividends to holders of common shares within approximately [90] days of the date of this Prospectus. All net realized capital gains, if any, will be distributed to the Fund's common stockholders at least annually. Unless a stockholder elects to receive dividend and capital gain distributions in cash, the distributions will be used to purchase additional common shares of the Fund. The Fund may at times in its discretion distribute less than the entire amount of its net investment income earned in any particular period and may at times distribute such accumulated undistributed income, if any, in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividends the Fund pays to holders of common shares for any particular period may be more or less than the amount of net investment income it earns during such period. The Fund is not required to maintain a stable level of distributions to stockholders. For federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each year.

      See "Dividend Reinvestment Plan" for information concerning the manner in which dividends and other distributions to common stockholders may be automatically reinvested in common shares. Dividends and other distributions may be taxable to stockholders whether they are reinvested in shares of the Fund or received in cash.

      The yield on the Fund's common shares will vary from period to period depending on factors including market conditions, the timing of the Fund's investments in portfolio securities, the securities comprising the Fund's portfolio, changes in interest rates (including changes in the relationship between short-term rates and long-term rates), the amount and timing of the use of borrowings and other leverage by the Fund, the effects of leverage on the common shares (discussed above under "Leverage"), the timing of the investment of leverage proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its common shares, and the yield for any given period is not an indication or representation of future yields on the Fund's shares.

DIVIDEND REINVESTMENT PLAN

      Pursuant to the Fund's dividend reinvestment plan (the "Plan"), all common stockholders whose shares are registered in their own names will have all dividends and any capital gain distributions (referred to collectively in this section as "dividends") reinvested automatically in additional common shares by [___________], as agent for the common stockholders (the "Plan Agent"), except stockholders who elect to receive cash. An election to receive cash may be revoked or reinstated at a stockholder's option. In the case of record stockholders such as banks, brokers or other nominees (each a "nominee") that hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by each nominee as representing the total amount registered in such nominee's name and held for the account of beneficial owners who participate in the Plan. Common stockholders whose shares are held in the name of a nominee should contact the nominee for details about the Plan. Such stockholders may not be able to transfer their shares to another nominee and continue to participate in the Plan. All dividends to stockholders who elect not to participate in the Plan (or whose nominee elects not to participate on the stockholder's behalf), will be paid in cash by wire or check mailed to the record holder by [_____], as the Fund's dividend disbursement agent.

      The number of common share stockholders (other than those, or their nominees, that elect not to participate in the Plan) will receive as a result of a Fund dividend will be determined as follows:

      (1) If common shares are trading at or above their net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market) on the payment date, the Fund will issue new common shares at the greater of (i) the net asset value per common share on the payment date or (ii) 95% of the market price per common share on the payment date. Because common shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

      (2) If common shares are trading below their net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market) on the payment date, the Plan Agent will receive the dividend in cash and will purchase common shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per common share the Plan Agent pays may exceed the market price thereof on the payment date. If the market price per common share increases so that it equals or exceeds the net asset value per common share (minus estimated brokerage commissions), the Plan Agent will cease its purchases. Otherwise, the Plan Agent will use all dividends received in cash to purchase common shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next dividend. If the Plan Agent is unable to invest the full dividend amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend amount, the Fund issue new common shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per common share (minus estimated brokerage commissions) equals or is less than the market price per common share. Interest will not be paid on any uninvested cash payments. If stockholders own common shares directly, they may withdraw from the Plan at any time and may also rejoin the Plan later. Stockholders should contact the Plan Agent at the address below for information on how to do so. If requested, the Plan Agent will sell the common shares and send stockholders the proceeds, minus brokerage commissions.

      The Plan Agent maintains all record stockholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information stockholders may need for tax records. Common shares will be held by the Plan Agent in non-certificated form. Any proxy stockholders receive will include all common shares held for them under the Plan.

      There is no brokerage charge by the Fund for reinvestment of dividends in common shares. However, all participants will pay a PRO RATA share of the brokerage commissions by the Plan Agent incurs when it makes open market purchases.

      Automatically reinvested dividends are taxed in the same manner as cash dividends. See "Tax Matters."

      The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Stockholders may obtain additional information about the Plan from their broker. To obtain information on how to change their dividend option from the Plan to cash distributions, or vice versa, stockholders should contact their broker or, if they own common shares directly, call the Plan Agent at 1-800-______. The Plan Agent's address is [__________].

                            CLOSED-END FUND STRUCTURE

      The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if a stockholder wishes to sell shares of a closed-end fund he or she must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

      Shares of closed-end funds frequently trade at a discount to their net asset value. This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that the Fund's net asset value may decrease. This risk may be greater for stockholders who sell their shares within a relatively short period after completion of the public offering. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.

      Common shares of closed-end investment companies like the Fund that invest predominantly in below investment grade debt securities have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the Fund's Board may from time to time engage in open market repurchases or tender offers for shares after balancing the benefit to stockholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund and consequent reduction in yield. The Board believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

      Whether stockholders will realize a gain or loss upon the sale of the Fund's common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund's net asset value. Because the market value of the Fund's common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the common shares.

                                   TAX MATTERS

      The following is a general summary of certain federal tax considerations affecting the Fund and its stockholders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that stockholders are U.S. persons and hold common shares as a capital asset. More detailed information regarding the tax consequences of investing in the Fund is in the Statement of Additional Information.

      The Fund intends to qualify for treatment as a regulated investment company under the Code. If the Fund so qualifies, which requires (among other things) that it distribute each year to its stockholders at least 90% of its "investment company taxable income" (which generally includes dividends, interest income, and the excess, if any, of net short-term capital gains over long-term capital losses), the Fund will not be required to pay federal income tax on any income and gains it distributes to its stockholders, but such distributions generally will be taxable to stockholders when received.

      Dividends paid to stockholders out of the Fund's investment company taxable income generally will be taxable as ordinary income to the extent of the Fund's earnings and profits. Distributions to stockholders of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable as long-term capital gain, regardless of how long stockholders have held their Fund shares. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated as a non-taxable return of capital that will reduce stockholders' tax basis in their common shares; the amount of any such distribution in excess of their basis will be treated as gain from a sale of their shares. The tax treatment of distributions will be the same regardless of whether they were paid to stockholders in cash or reinvested in additional common shares under the Plan. Stockholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

      A distribution will be treated as paid to stockholders on December 31 of a particular calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and is paid during January of the following year. Each year, the Fund will notify stockholders of the tax status of distributions.

      If stockholders sell common shares, or have shares repurchased by the Fund, they will realize a capital gain or loss in an amount equal to the difference, if any, between the amount realized and their adjusted tax basis in the shares sold, which gain or loss will be long-term or short-term depending on their holding period for the shares.

      The Fund may be required to withhold federal income tax from all taxable distributions payable to a stockholder if the stockholder:

      o     fails to provide it with correct taxpayer identification number;

      o     fails to make required certifications; or

      o has been notified by the Internal Revenue Service that he/she is subject to backup withholding.

      Fund distributions also may be subject to state and local taxes. Stockholders should consult with their own tax adviser regarding the particular consequences of investing in the Fund.

                                 NET ASSET VALUE

      The Fund calculates net asset value for its common shares every day the NYSE is open when regular trading closes (normally 4:00 p.m. Eastern time). For purposes of determining the net asset value of a common share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) is divided by the total number of common shares outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Saturday edition of The New York Times.

      The Fund generally values its portfolio securities using closing market prices or readily available market quotations. The Fund may use a pricing service or a pricing matrix to value some of its assets. When closing market prices or market quotations are not available or are considered by the Adviser to be unreliable, the Fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Fund's Board. The Fund may also use the fair value of a security, including a non-U.S. security, when the Adviser determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the Fund could change on a day a stockholder cannot buy or sell shares of the Fund. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Repurchase agreements are valued at cost plus accrued interest.

                              DESCRIPTION OF SHARES

      The Fund is authorized to issue 1,000,000,000 shares of capital stock, $.0001 par value. The Fund's Board is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Fund. The information contained under this heading is subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws. The Fund may issue preferred shares

        The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares, when issued, will be fully paid and non-assessable. Common stockholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of capital stock can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any director.

        Under the rules of the NYSE applicable to listed companies, the Fund normally will be required to hold an annual meeting of stockholders in each fiscal year. If the Fund is converted to an open-end fund or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), the Fund may decide not to hold annual meetings of stockholders.

        The Fund has no present intention of offering additional shares, except as described herein and under the Plan, as it may be amended from time to time. See "Distributions --Dividend Reinvestment Plan." Other offerings of shares, if made, will require approval of the Fund's Board and will be subject to the requirement of the 1940 Act that shares may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except, among other things, in connection with an offering to existing stockholders or with the consent of a majority of the holders of the Fund's outstanding voting securities. For a discussion of the potential characteristics of a preferred shares offering, see "Description of Preferred Shares" in the SAI.

        The Adviser provided the initial capital for the Fund by purchasing [_________] shares of common shares of the Fund for $[___________]. As of the date of this Prospectus, the Adviser owned 100% of the outstanding common shares. The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

                 CERTAIN ANTI-TAKEOVER PROVISIONS IN THE FUND'S
                      ARTICLES OF INCORPORATION AND BY-LAWS

      The Fund's Articles of Incorporation and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. These provisions may be regarded as "anti-takeover" provisions. Such provisions could limit the ability of stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of the Fund.

      The Fund's Articles of Incorporation require an affirmative vote by at least a majority of the Fund's Board and by at least 75% of the holders of the Fund's shares outstanding and entitled to vote, except as described below, to authorize: (i) the Fund's conversion from a closed-end to an open-end management investment company; (ii) a change in the nature of the business of the Fund such that it would cease to be an investment company registered under the 1940 Act;
(iii) any merger or consolidation or share exchange of the Fund with or into any other company; (iv) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); (v) the dissolution or liquidation of the Fund; (vi) the sale, lease or exchange of all or substantially all of the Fund's assets having an aggregate value of $1,000,000 or more to or with any Principal Stockholder (as defined below);
(vii) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; and (viii) the sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any Principal Stockholder having an aggregate value of $1,000,000 or more; provided that if such action has been authorized by the affirmative vote of at least two-thirds of the Fund's directors fixed in accordance with the Fund's Articles of Incorporation or By-Laws, then the required stockholder vote will be reduced or eliminated as follows: with respect to (i) and (ii) above, the affirmative vote of the holders of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required; with respect to (iii) through
(vi) above, the affirmative vote of the holders of a majority of the outstanding shares of the Fund shall be required; and with respect to (vii) and (viii) above, no stockholder vote shall be required. The term "Principal Stockholder" means any person, entity or group that, directly or indirectly, owns 5% or more of the outstanding shares of the Fund, and includes any associates or affiliates of such person or entity or of any member of the group.

      None of the foregoing provisions may be amended except by the vote of at least 75% of the shares of capital stock of the Fund outstanding and entitled to vote thereon. The percentage vote required under these provisions is higher than that required under Maryland law or by the 1940 Act. The Board believes that the provisions of the Articles of Incorporation relating to such a higher vote are in the best interest of the Fund and its stockholders. Even if agreed to by the Fund, certain of the transactions described above may be prohibited by the 1940 Act.

      The Board is divided into three classes of approximately equal size. The terms of the directors of the different classes are staggered so that the stockholders elect approximately one third of the Board each year. The By-Laws provide that director may be removed from office only for cause and only by vote of at least 75% of the shares entitled to be voted on the matter in an election of directors.

      The Fund's By-Laws also require that advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of stockholders. With respect to an annual meeting following the first annual meeting of stockholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 120 calendar days prior to the anniversary date of the prior year's annual meeting. In the case of the first annual meeting of stockholders, the notice must be given no later than the tenth calendar day following public disclosure as specified in the By-Laws of the date of the meeting. Any notice by a stockholder must be accompanied by certain information as provided in the By-Laws.

      Reference should be made to the Fund's Articles of Incorporation and By-Laws on file with the Securities and Exchange Commission for the full text of these provisions.

                                  UNDERWRITING

      Subject to the terms and conditions of a underwriting agreement dated [_________ __ ], 2003, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.

                                                Number Of
        UNDERWRITER                           COMMON SHARES
        -----------                           -------------

        Total

      The underwriting agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the common shares listed in the table above if any of the common shares are purchased. In the underwriting agreement, the Fund and Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the Underwriters may be required to make for any of those liabilities.

      The Fund expects to list its common shares on the NYSE under the symbol "[__]." In order to meet the requirements for listing the common shares on the NYSE, the underwriters have undertaken to sell lots of 100 or more common shares to a minimum of 2,000 beneficial owners. The minimum investment requirement is 100 common shares ($1,500). Prior to this offering, there has been no public market for the common shares or any other securities of the Fund. Consequently, the offering price for the common shares was determined by negotiation between the Fund and the Representatives.

      The Underwriters propose initially to offer some of the common shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $[_____] per share. The sales load the Fund will pay of $.675 per share is equal to 4.5% of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not in excess of $[_____] per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

      The Adviser has also agreed to pay from its own assets a fee to Morgan Keegan & Co. payable quarterly at the annual rate of [__]% of the Fund's average daily Managed Assets. [Morgan Keegan & Co. may delegate a portion of its rights and obligations under such agreement with the Adviser to other Underwriters. In connection with such delegation, Morgan Keegan & Co. may pay a portion of the fee it receives from the Adviser to such party.] The amount of fee payments to Morgan Keegan & Co. will be limited such that the total amount of such fee payments, together with the sales load of $0.675 per common share, will not exceed the applicable sales charge limits under the rules then in effect of the NASD, Inc. (which Morgan Keegan & Co. understands would currently limit such fees to 9.0%) of the aggregate initial public offering price of the common shares offered hereby; provided, that in determining when the maximum amount has been paid the value of each of the quarterly payments shall be discounted at the annual rate of 10% to the closing date of this offering. This compensation will only be payable during the continuance of the advisory agreement between the Adviser and the Fund.

      The Fund has granted the Underwriters an option to purchase up to [_____] additional common shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus, solely to cover any over-allotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the table below.

      The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the Underwriters of their over-allotment option.


                                     PER SHARE   WITHOUT OPTION      WITH OPTION
                                     ---------   --------------      -----------

Public offering price........        $            $                    $
Sales load...................        $            $                    $
Proceeds, before expenses, to
     the Fund................        $            $                    $


      The expenses of the offering payable by the Fund are estimated to be $[_____]. The Adviser has agreed to pay the Fund's organizational and offering expenses (other than the sales load) that exceed $0.[__] per share.

      Until the distribution of the common shares is complete, the Securities and Exchange Commission rules may limit Underwriters and selling group members from bidding for and purchasing the Fund's common shares. However, the representatives may engage in transactions that stabilize the price of common shares, such as bids or purchases to peg, fix or maintain that price.

      If the Underwriters create a short position in the Fund's common shares in connection with the offering, i.e., if they sell more common shares than are listed on the cover of this Prospectus, the representatives may reduce that short position by purchasing common shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. Purchases of common shares to stabilize its price or to reduce a short position may cause the price of the Fund's common shares to be higher than it might be in the absence of such purchases.

      Neither the Fund nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of common shares. In addition, neither the Fund nor any of the Underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

      The Fund has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the underwriting agreement without the prior written consent of the Underwriters, except for the sale of common shares to the Underwriters pursuant to the underwriting agreement.

      The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be Underwriters.

                    ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSEMENT AGENT

      The Fund will retain [____________], [address], to provide administrative services for the Fund. The custodian of the Fund's assets will be [name] [address]. [Name], [address], will serve as the Fund's transfer agent and dividend disbursement agent, as well as the Plan Agent for the Fund's Plan.

                                  LEGAL MATTERS

      Certain legal matters in connection with the common shares offered hereby are passed on for the Fund by Kirkpatrick & Lockhart LLP, Washington, D.C., and for the Underwriters by Bass, Berry & Sims PLC, Memphis, Tennessee.

                              TABLE OF CONTENTS FOR
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                        PAGE


Investment Limitations.....................................................
Investment Objectives and Policies.........................................
Management of the Fund.....................................................
Portfolio Transactions.....................................................
Repurchase of Common Shares; Tender Offers; Conversion to Open-End Fund....
Borrowings.................................................................
Description of Preferred Shares............................................
U.S. Federal Income Tax Matters............................................
Performance-Related, Comparative and Other Information.....................
Independent Auditors.......................................................
Additional Information.....................................................
Financial Statements and Independent Auditors' Report......................
Appendix A--Other Performance-Related Information..........................
Appendix B--Ratings of Investments.........................................

                           RMK HIGH INCOME FUND, INC.
                                  COMMON SHARES

                            ------------------------
                                   PROSPECTUS
                            ------------------------

                          MORGAN KEEGAN & COMPANY, INC.


                              ___________ ___, 2003

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                              SUBJECT TO COMPLETION
      Preliminary Statement of Additional Information dated ______ __, 2003

                           RMK HIGH INCOME FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION

     RMK High Income Fund, Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company. This Statement of Additional Information relating to the Fund's shares of common stock ("common shares") is not a prospectus, but should be read in conjunction with the Prospectus relating to the common shares dated [__________ __], 2003. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus is available without charge from [__________] by calling 1-800-[_____]. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (HTTP://WWW.SEC.GOV). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

     No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this Statement of Additional Information in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The Prospectus and this Statement of Additional Information do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.


                                TABLE OF CONTENTS

Investment Limitations..........................................................
Investment Objectives and Policies..............................................
Management of the Fund..........................................................
Portfolio Transactions..........................................................
Repurchase of Common Shares; Tender Offers; Conversion to Open-End Fund.........
Borrowings......................................................................
Description of Preferred Shares.................................................
U.S. Federal Income Tax Matters.................................................
Performance-Related, Comparative and Other Information..........................
Independent Auditors............................................................
Additional Information..........................................................
Financial Statements and Independent Auditors' Report...........................
Appendix A--Other Performance-Related Information...............................
Appendix B--Ratings of Investments..............................................

       This Statement of Additional Information is dated [_____ __], 2003

                             INVESTMENT LIMITATIONS

     This section supplements the disclosure in the Prospectus and provides additional information on the Fund's investment limitations. Investment limitations identified as fundamental may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act") means the lesser of (1) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (2) more than 50% of the outstanding common shares). If the Fund were to issue shares of preferred stock ("preferred shares"), the investment limitations could not be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately as a class.

     Investment limitations stated as a maximum percentage of the Fund's assets are only applied immediately after, and because of, an investment or a transaction by the Fund to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment limitations.

     THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

     (1)  issue senior securities, except as permitted under the 1940 Act;

     (2) borrow money in excess of 33 1/3% of its total assets (including the amount borrowed) minus liabilities (other than the amount borrowed), except that the Fund may borrow up to an additional 5% of its total assets for emergency or temporary purposes;

     (3) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except this limitation does not apply to purchases of debt securities or to repurchase agreements;

     (4) underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act") in the disposition of restricted securities;

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business;

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that the Fund may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities; and

     (8) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (1) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     The following interpretation applies to, but is not a part of, this fundamental limitation: Asset- and mortgage-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and asset- and mortgage-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

                       INVESTMENT OBJECTIVES AND POLICIES

     The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. These investment objectives and the investment policies discussed below are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the Board of Directors ("Board") of the Fund without stockholder approval.

     The Fund will seek to achieve its investment objectives by investing the majority of its assets in below investment grade debt securities that the Adviser believes offer attractive yield and capital appreciation potential. The Fund may invest up to 100% of its assets in debt securities that are rated below investment grade. Except with respect to 10% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one rating agency or, if unrated, determined by the Adviser to be of comparable quality. The Fund may also invest in other securities providing the potential for high income or a combination of high income and capital growth if the Adviser expects to achieve the Fund's objectives with such investments.

     The Fund may invest up to:

     o 25% of its total assets in domestic equity securities, including convertible and non-convertible preferred shares;

     o    15% of its total assets in foreign debt and equity securities; and

     o    10% of its total assets in distressed securities.

     The Fund may also invest in investment grade debt securities. Investment grade debt securities are securities of medium- to high-quality that are rated Baa or higher by Moody's, BBB or higher by S&P or within one of the four highest ratings classes of another rating agency or, if unrated, are determined by the Adviser to be of comparable quality.

     In unusual market conditions, the Fund may temporarily invest more of its assets in investment grade securities, short-term debt securities and cash or cash equivalents as a defensive tactic. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

     The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies the Adviser may employ in pursuit of the Fund's investment objectives and a discussion of related risks. The Adviser may not buy these instruments or use these techniques unless it believes that doing so will help the Fund achieve its goals.

     ASSET-BACKED SECURITIES. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle retail installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving consumer credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

     Certificates for Automobile Receivables(SM) ("CARS(SM)") represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are generally guaranteed for a specified time period and amount by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARS(SM) if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contract; depreciation, damage, or loss of the vehicles securing the contract; or other factors.

     Credit card receivable securities are backed by receivables from revolving credit card agreements ("Accounts"). Credit balances on Accounts are generally paid down more rapidly than automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder. Principal payments on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer's ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation and repayment of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

     Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

     The Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Fund.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. The U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association) or Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government-sponsored enterprises. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

     GINNIE MAE CERTIFICATES. Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed through" to certificate holders such as the Fund. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

     FANNIE MAE CERTIFICATES. Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

     FREDDIE MAC CERTIFICATES. Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semiannually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.

     PRIVATE MORTGAGE-BACKED SECURITIES. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the pass-through certificates and collateralized mortgage obligations ("CMOs") issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "Types of Credit Enhancement" below. These credit enhancements do not protect investors from changes in market value.

     COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. The market for commercial mortgage-backed securities developed more recently, and in terms of total outstanding principal amount of issues, is relatively small, compared to the market for residential single-family mortgage-backed securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by loans on residential properties.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE PASS-THROUGHS. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class, mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any principal-only class) on a monthly, quarterly or semiannual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificate holders on a current basis, until other classes of the CMO are paid in full.

     Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

     Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--i.e., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse interest-only class on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

     ARMS AND FLOATING RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (sometimes referred to as "ARM securities") are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, such securities generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, such securities generally do not increase in value as much as fixed rate securities.

     ARM securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

     ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

     The rates of interest payable on certain ARMs, and, therefore, on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

     ARM securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some ARM securities might not meet the Fund's quality standards. Accordingly, in purchasing these securities, the Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. The Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

     Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

     TYPES OF CREDIT ENHANCEMENT. To lessen the effect of failures by obligors on the underlying assets to make payments, mortgage- and asset-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection is the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

     INVESTMENTS IN SUBORDINATED SECURITIES. The Fund may invest in subordinated classes of senior-subordinated securities ("Subordinated Securities"). Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage- or asset-backed securities arising out of the same pool of assets. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior securities issued in respect of the same pool of assets. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates, and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage- or asset-backed securities.

     SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage-and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-backed securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of the Fund.

     COLLATERALIZED BOND OBLIGATIONS. Collateralized bond obligations ("CBOs") are structured securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be "market value" (or managed) pools of collateral. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates that are intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool.

     COLLATERALIZED LOAN OBLIGATIONS. Collateralized loan obligations ("CLOs") are asset-backed securities issued by a trust or other entity that are collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Adviser does not select borrowers of the underlying loans that comprise the CLO pool (a "CLO borrower"). Like the underlying loans, CLOs are subject to credit risk. CLOs are also subject to prepayment risk, which is the risk that the underlying loans may be prepaid, generally during a period of falling interest rates, which could adversely affect the yield to maturity and could require the Fund to reinvest in lower yielding securities. In addition, the collection of collateral on a defaulted loan, if achieved, may be subject to significant delays. Further, the Fund may be subject to the credit risk of the institution that creates the CLO. The Fund may have limited or no rights to enforce the terms of any loan agreement with a CLO borrower, right to set-off against the CLO borrower or right to object to amendments to the lending agreement with the CLO borrower.

     REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are companies that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to stockholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code").

     The Fund will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT, by changes in economic conditions, generally, and by changes in the broader stock market. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to stockholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

     MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls will depend upon the Adviser's ability to manage its interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

     LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the Fund's policies regarding the quality of debt securities.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. Direct debt instruments may not be rated by any nationally recognized statistical rating service. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the purchaser in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Adviser uses its research to attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. In the event the Fund invests in these types of loans, the Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

     The Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the Fund's investment limitations). For purposes of these limitations, the Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, Commission interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities, including a variety of securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements secured thereby. These securities include securities issued and guaranteed by the full faith and credit of the U.S. government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.

     Stripped government securities are created by separating the income and principal components of a U.S. government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank. Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

     MUNICIPAL OBLIGATIONS. These obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and, if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power. "Revenue" bonds are payable only from the revenues derived from a particular facility or class of facilities or facility being financed. Industrial development bonds ("IDBs") and private activity bonds ("PABs") are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities. In addition, certain types of IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.

     ILLIQUID AND RESTRICTED SECURITIES. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board, the Adviser determines the liquidity of the Fund's investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Adviser to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter ("OTC") options. Also, the Adviser may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to OTC options that the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board.

     Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and thus the Adviser's judgment plays a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

     Restricted Securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. The Adviser has the ability to deem Restricted Securities as liquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

     FOREIGN SECURITIES. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

     Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

     It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter ("OTC") markets located outside of the United States. Foreign markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

     Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     The risks of foreign investing may be magnified for investments in developing or emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

     FOREIGN CURRENCY TRANSACTIONS. The Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The Fund may use currency forward contracts for any purpose consistent with its investment objectives.

     The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

     A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of

U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the Adviser has not yet selected specific investments.

     The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

     Successful use of currency management strategies will depend on the Adviser's skill in analyzing currency values. Currency management strategies may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged the Fund by selling that currency in exchange for dollars, the Fund would not participate in the currency's appreciation. If the Adviser hedges currency exposure through proxy hedges, the Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Adviser increases the Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the Adviser's use of currency management strategies will be advantageous to the Fund or that it will hedge at appropriate times.

     INDEXED SECURITIES. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

     Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

     ZERO COUPON AND OTHER ORIGINAL ISSUE DISCOUNT SECURITIES; PAYMENT-IN-KIND SECURITIES. Zero coupon securities are securities on which no periodic interest payments are made but instead are issued at a deep discount from their maturity value. The buyer of these securities receives a rate of return by the gradual appreciation of the security, which results from the fact that it will be paid at face value on a specified maturity date. There are many types of zero coupon securities. Some are issued in zero coupon form, including Treasury bills, notes and bonds that have been stripped of (separated from) their unmatured interest coupons (unmatured interest payments) and receipts or certificates representing interests in such stripped debt obligations and coupons. Others are created by brokerage firms that strip the coupons from interest-paying debt securities and sell the principal and the coupons separately.

     Other securities that are sold with original issue discount ("OID") (i.e., the difference between the issue price and the value at maturity) may provide for some interest to be paid prior to maturity. In addition, payment-in-kind ("PIK") securities pay interest in additional securities, not in cash. OID and PIK securities usually trade at a discount from their face value.

     Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. Other OID securities and PIK securities also are subject to greater fluctuations in market value in response to changing interest rates than debt securities of comparable maturities that make current distributions of interest in cash.

     Because federal tax law requires that accrued OID and "interest" on PIK securities be included currently in the Fund's income (see "U.S. Federal Income Tax Matters" below), the Fund might be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions would have to be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities or short-term borrowing. The Fund would not be able to purchase additional securities with cash used to make these distributions, and its current income and the value of its shares would ultimately be reduced as a result.

     COMMERCIAL PAPER. Commercial paper is a debt obligation usually issued by corporations (including foreign corporations) and may be unsecured or secured by letters of credit or a surety bond. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.

      Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables like credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.

     OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. Notwithstanding the foregoing, as a result of an exemptive order received from the Commission, the Fund may invest cash balances in shares of other money market funds advised by the Adviser or its affiliates in amounts up to 25% of the Fund's total assets.

     The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

     FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Purchasing Put and Call Options, Writing Put and Call Options, OTC Options, Futures Contracts, Futures Margin Payments, Options and Futures Relating to Foreign Currencies, and Swap Agreements.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the Commission with respect to coverage of options and futures strategies by funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to, in the case of a put option, purchase the underlying security or, in the case of a call option, sell the underlying security, in either case for a price equal to the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put or call option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, in the case of a put option, or deliver the underlying security in exchange for the strike price in the case of a call option, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, the Fund will be required to make margin payments to a futures commission merchant ("FCM") as described below for futures contracts.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P 500 Composite Stock Price Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

     The Fund will file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. The Fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The lack of liquidity in the secondary market for a contract due to price fluctuation limits could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

     OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

     SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to address a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to changes in long or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or to address other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. currency and interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

     The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     The Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

     DELAYED-DELIVERY TRANSACTIONS. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees or price concessions for entering into delayed-delivery transactions.

     When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with the Fund's investments. If the Fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

     The Fund may re-negotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the Fund.

     SECURITIES LENDING. The Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in the Adviser's judgment, the consideration to be earned from such loans would justify the risk.

     The Adviser understands that it is the current view of the Commission staff that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

     SHORT SALES. The Fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if the Adviser anticipates a decline in the price of the stock underlying a convertible security the Fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. [The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.]

     When the Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

     SOURCES OF CREDIT OR LIQUIDITY SUPPORT. The Adviser may rely on its evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, the Adviser will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.

                             MANAGEMENT OF THE FUND

Directors and Officers

     The Fund's Board provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the operation of the Fund under the direction of the Board. The directors and officers of the Fund and their principal occupations during the past five years are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. The address of each director and officer is Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103.

     An asterisk (*) indicates directors and/or officers who are "interested persons" of the Fund as defined by the 1940 Act by virtue of their positions with Morgan Keegan & Company, Inc. ("Morgan Keegan") and/or the Adviser.


             POSITION(S)                       NUMBER OF
             HELD WITH        PRINCIPAL        PORTFOLIOS IN      OTHER
             FUND AND         OCCUPATION       FUND COMPLEX       DIRECTORSHIPS
NAME         LENGTH OF        DURING PAST      OVERSEEN BY        HELD BY
AND AGE      TIME SERVED      FIVE YEARS       DIRECTOR           DIRECTOR
--------------------------------------------------------------------------------

                         [To be included by amendment.]


     The Fund will have a standing Audit and Contract Review Committee that will consist of all the directors of the Fund who are not interested persons of the Fund, as that term is defined in the 1940 Act ("Independent Directors"). The Audit and Contract Review Committee's function will be to select independent accountants to conduct the annual audit of the Fund's financial statements; review with the independent accountants the outline, scope and results of this annual audit and review the performance and approval all fees charged by the independent accountants for audit, audit-related and other professional services. In addition, the Audit and Contract Review Committee will meet with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control.

     The Fund will have a Nominating Committee that will consist of all the Independent Directors. The Nominating Committee's function will be to nominate and evaluate Independent Director candidates and review the compensation arrangements for each of the directors. The Nominating Committee will not consider nominees recommended by stockholders.

     As the Fund is a newly organized closed-end management investment company, no meetings of the above committees have been held in the current fiscal year.

     Directors and officers of the Fund who are interested persons of the Fund will receive no salary or fees from the Fund. Each Independent Director is expected to receive from the Fund an annual retainer of $[_____] and a fee of $[_____] (and reimbursement for related expenses) for each meeting of the Board he attends. No director or officer will be entitled to receive pension or retirement benefits from the Fund.

     The table below sets forth the estimated compensation to be paid to the directors by the Fund for the period beginning on the commencement of operations and ending on [________ __], 2003. As of December 31, 2002, the Fund was not operational and did not pay compensation to the directors. For the calendar year ended December 31, 2002, the directors received the compensation set forth in the following table for serving as directors of other investment companies in the "Fund Complex."

                                  PENSION OR
                                  RETIREMENT                      TOTAL
                                  BENEFITS                        COMPENSATION
                                  ACCRUED       ESTIMATED         FROM THE FUND
NAME AND       AGGREGATE          AS PART       ANNUAL BENEFITS   AND FUND
POSITION WITH  COMPENSATION       OF FUND       UPON              COMPLEX PAID
THE FUND       FROM THE FUND*     EXPENSES      RETIREMENT        TO DIRECTOR
--------------------------------------------------------------------------------
                          To be included by amendment.



    * Since the Fund has not completed its first fiscal year, compensation is estimated based upon payments to be made by the Fund during the current fiscal year.

     The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all registered investment companies overseen by the directors in the Regions Morgan Keegan fund complex (the "Fund Complex") as of [________ __], 2003.


                                                     AGGREGATE DOLLAR RANGE OF
                                                     EQUITY SECURITIES IN ALL
                                                     REGISTERED INVESTMENT
                       DOLLAR RANGE OF EQUITY        COMPANIES OVERSEEN BY
NAME OF DIRECTOR       SECURITIES IN THE FUND        DIRECTOR IN FUND COMPLEX
--------------------------------------------------------------------------------
                           To be included by amendment

INVESTMENT ADVISER

     Morgan Asset Management, Inc., (the "Adviser"), a wholly owned subsidiary of MK Holding, Inc., which is a wholly owned subsidiary of Regions Financial Corporation, a publicly held financial services holding company, will serve as the Fund's investment adviser and manager pursuant to an advisory agreement dated [________ __], 2003. The advisory agreement provides that, subject to overall supervision by the Board, the Adviser shall manage the investment of the Fund. The Adviser will be responsible for managing the Fund's portfolio and for making purchases and sales of portfolio securities consistent with the Fund's investment objectives, policies and limitations described in the Prospectus and this Statement of Additional Information. In addition, the Adviser will be obligated to supply the Board and officers of the Fund with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. The Adviser and its affiliates will also be responsible for the compensation of directors and officers of the Fund who are also employees of the Adviser and/or its affiliates.

     The Fund bears separately all its other expenses that are not assumed by the Adviser. These expenses include, among others: organizational expenses; legal and audit expense; borrowing expenses; interest; taxes; governmental fees; membership fees for investment company organizations; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; fees of custodians, transfer agents, registrars or other agents; expenses of preparing share certificates; expenses relating to the redemption or repurchase of the Fund's shares; expenses of registering and qualifying fund shares for sale under applicable federal laws and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to the Fund's stockholders; costs of stationery; costs of stockholders and other meetings of the Fund; compensation and expenses of the Independent directors; insurance covering the Fund and its respective officers and directors; and the cost of listing and maintaining the Fund's shares on the New York Stock Exchange. The Fund is also liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be party. The Fund may also have an obligation to indemnify its directors and officers with respect to any such litigation.

     The Fund will pay the Adviser a management fee at an annual rate of [__]% of the Fund's average daily total assets (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing leverage) ("Managed Assets"). Since the Adviser's fee is based upon a percentage of the Fund's Managed Assets, the Adviser's fee will be higher if the Fund is leveraged; thus, the Adviser will have an incentive to leverage the Fund. The Adviser intends only to leverage the Fund when it believes that the potential return on such additional investments is likely to exceed the costs incurred in connection with the leverage.

     The advisory agreement will be considered by the Board of Directors, including all of the ("Independent Directors"). The advisory agreement will continue in force until [________ __], 2005, and from year to year thereafter, provided such continuance is approved by a majority of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund. Additionally, the advisory agreement must be approved annually by vote of a majority of the directors of the Fund who are not parties to the Agreement or "interested persons" of such parties as that term is defined in the 1940 Act. The advisory agreement may be terminated by the Adviser or the Fund, without penalty, on sixty (60) days' written notice to the other, and will terminate automatically in the event of its assignment.

     When considering the advisory agreement, the Board will determine whether the terms of the advisory agreement are fair and reasonable and whether approval of the advisory agreement on behalf of the Fund is in the best interests of the Fund. The Board believes that the advisory agreement will enable the Fund to enjoy high quality investment advisory services at costs that it deems appropriate, reasonable and in the best interests of the Fund.

     Under the advisory agreement, the Fund will have the non-exclusive right to use the name "[RMK]" until the Agreement is terminated or until the Adviser withdraws the right in writing.

POTENTIAL CONFLICTS OF INTEREST

     The Fund will be managed by the Adviser, which also serves as investment adviser to other Regions Morgan Keegan funds and other accounts with investment objectives identical or similar to those of the Fund. Securities frequently meet the investment objectives of the Fund, the other Regions Morgan Keegan funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments that each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

     It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Regions Morgan Keegan funds managed by the Adviser seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Adviser decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Regions Morgan Keegan funds may have the same or similar investment objectives and policies as the Fund, their portfolios may not necessarily consist of the same investments as the Fund or each other, and their performance results are likely to differ from those of the Fund.

     From time to time, the Adviser may use Morgan Keegan as broker for agency transactions on behalf of the Fund. See "Portfolio Transactions--Execution of Portfolio Transactions" below.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

     [Name], [address], will serve as the administrator for the Fund. [Name], [address], will serve as the custodian of the Fund's cash and investment securities. [Name] will also be responsible for, among other things, receipt and delivery of the Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Fund. [Name], [address], will serve as transfer agent, registrar and dividend disbursement agent for the Fund, as well as agent for the Dividend Reinvestment Plan relating to the Fund's shares.

CODE OF ETHICS

     The Fund, the Adviser and the Fund's principal underwriter have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. Subject to certain limitations, the Code of Ethics permits persons subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics describes the fiduciary duty owed to stockholders by covered persons, establishes procedures for personal investing and restricts certain transactions. For example, personal trading in most securities requires pre-clearance. In addition, the code of ethics places restrictions on the timing of personal investing in relation to trades by the Fund.

                             PORTFOLIO TRANSACTIONS

EXECUTION OF PORTFOLIO TRANSACTIONS

     As of the date of this Statement of Additional Information, the Fund has not commenced operations and therefore has not engaged in any portfolio transactions or paid any brokerage commissions.

     The Adviser is responsible for the execution of the Fund's portfolio transactions and must seek the most favorable price and execution for such transactions, subject to the possible payment, as described below, of higher commissions to brokers who provide research and analysis. The Fund may not always pay the lowest commission or spread available. Rather, the Fund will also take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker.

     The Adviser may give consideration to research, statistical and other services furnished by broker-dealers to the Adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers a higher brokerage commission or spread than may be charged by other brokers. Such research and analysis may be useful to the Adviser in connection with services to clients other than the Fund. The Adviser's fee is not reduced by reason of its receipt of such brokerage and research services.

     From time to time, the Fund may use Morgan Keegan as broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. The Adviser will not cause the Fund to pay Morgan Keegan any commission for effecting a securities transaction for the Fund in excess of the usual and customary amount other broker-dealers would have charged for the transaction. Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." Section 11(a) of the Securities Exchange Act of 1934 ("Exchange Act") prohibits Morgan Keegan from executing transactions on an exchange for the Fund except pursuant to the provisions of Rule 11a2-2(T) thereunder. That rule permits Morgan Keegan, as a member of a national securities exchange, to perform functions other than execution in connection with a securities transaction for the Fund on that exchange only if the Fund expressly consents by written contract.

     The Adviser may also select other brokers to execute portfolio transactions. In the OTC market, the Fund will generally deal with responsible primary market-makers unless a more favorable execution can otherwise be obtained through brokers.

     The Fund may not buy securities from, or sell securities to, Morgan Keegan as principal. The Fund's Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which Morgan Keegan is a participant.

PORTFOLIO TURNOVER

     The Fund's annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when the Adviser deems portfolio changes appropriate. It is expected that the annual portfolio turnover rate of the Fund will not exceed [__]%, excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.

     REPURCHASE OF COMMON SHARES; TENDER OFFERS; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end management investment company and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end funds frequently trade at a discount to their net asset value. To the extent the common shares do trade at a discount, the Fund's Board may from time to time engage in open market repurchases or tender offers for shares after, among other things, weighing the benefit to stockholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund and consequent reduction in yield. The Board believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

     If the Fund were to issue preferred shares, the Fund would not be able to purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. In addition, any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering stockholders. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

     The Board may also from time to time consider submitting to the stockholders a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to stockholders, the Board would consider all factors then relevant, including the relationship of the market price of the common shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on preferred shares, if any, issued by the Fund and general market and economic conditions.

     See "Certain Anti-Takeover Provisions in the Fund's Articles of Incorporation and By-laws" in the Prospectus for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all preferred shares then outstanding, and the Fund's common shares would no longer be listed on the New York Stock Exchange. Holders of common stock of an open-end management investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their common stock. Open-end management investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

     Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code, (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of stockholders who receive dividends from the Fund) or as a registered closed-end management investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its stockholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading, on a sustained basis, if at all, at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its common shares will decrease the Fund's total assets that would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

     Before deciding whether to take any action if the common shares trade below net asset value, the Fund's Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.

                                   BORROWINGS

     The Fund is permitted, without prior approval of the common stockholders, to borrow money. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Fund's assets as security. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

     LIMITATIONS. Borrowings by the Fund are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements related to the borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act.

     DISTRIBUTION PREFERENCE. The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such borrowings will be senior to those of the common stockholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to common stockholders in certain circumstances.

     VOTING RIGHTS. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

     The discussion above describes the Board's present intention with respect to borrowings. If the Board determines to authorize any the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Articles of Incorporation.

                         DESCRIPTION OF PREFERRED SHARES

     The Fund's Articles of Incorporation authorize the Board to create additional classes of stock. Preferred shares may be issued in one or more classes or series, with such rights as determined by action of the Board without the approval of the common stockholders.

     Although the terms of any preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Articles of Incorporation) if and when it authorizes a preferred shares offering, it is likely that any such preferred shares would pay cumulative dividends for relatively short-term periods (such as 7 days) and would provide for the periodic redetermination of the dividend rate through an auction process or remarketing procedure. The liquidation preference, preference on distribution, voting rights and redemption provisions of the preferred shares would likely be as stated below.

     As used in this Statement of Additional Information, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding common shares and preferred shares, with no deduction for the liquidation preference of the preferred shares. Solely for financial reporting purposes, however, the Fund would required to exclude the liquidation preference of preferred shares from "net assets," so long as the preferred shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's preferred shares will be treated as stock (rather than indebtedness).

     LIMITED ISSUANCE OF PREFERRED SHARES. Under the 1940 Act, the Fund could issue preferred shares with an aggregate liquidation value of up to one-half of the value of the Fund's net assets, measured immediately after issuance of the preferred shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund would not permitted to declare any cash dividend or other distribution on its common shares unless the liquidation value of the preferred shares is less than one-half of the value of the Fund's net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), the aggregate amount of such senior securities would be added to the total liquidation value of any outstanding preferred shares for purposes of these asset coverage requirements. The liquidation value of the preferred shares would likely not exceed [__]% of the value of the Fund's net assets. The Fund would purchase or redeem preferred shares, if necessary, to keep the liquidation value of the preferred shares plus the aggregate amount of other senior securities representing indebtedness at or below one-half of the value of the Fund's net assets.

     DISTRIBUTION PREFERENCE. The preferred shares would have complete priority over the common shares as to distribution of assets.

     LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares ("preferred stockholders") would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, preferred stockholders would not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any business trust or corporation or a sale of all or substantially all of the assets of the Fund would not be deemed to be a liquidation, dissolution or winding up of the Fund.

     VOTING RIGHTS. In connection with any issuance of preferred shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that preferred shares be voting shares. Except as otherwise provided in the Articles of Incorporation or the Fund's By-laws or otherwise required by applicable law, preferred stockholders would vote together with common stockholders as a single class.

     In connection with the election of the Fund's directors, preferred stockholders, voting as a separate class, would also be entitled to elect two of the Fund's directors, and the remaining directors would be elected by common stockholders and preferred stockholders, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding preferred shares would be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a separate class, would be entitled to elect a majority of the Fund's directors until all dividends in arrears have been paid or declared and set apart for payment.

     The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, would be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective, the conversion of the Fund from a closed-end to an open-end company, or changes in the investment limitations described as fundamental policies under "Investment Limitations." The class or series vote of preferred stockholders described above would in each case be in addition to any separate vote of the requisite percentage of common shares and preferred shares necessary to authorize the action in question.

     Holders of preferred shares would not be entitled to vote on matters placed before stockholders if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

     REDEMPTION, PURCHASE AND SALE OF PREFERRED SHARES BY THE FUND. The terms of the preferred shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase preferred shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund would reduce the leverage applicable to common shares, while any resale of shares by the Fund will increase such leverage.

     The discussion above describes the terms related to a possible offering of preferred shares. The Board currently expects to leverage through borrowing or other forms of indebtedness rather than by issuing preferred shares. If the Board does determines to authorize an offering of preferred shares, the terms thereof may be the same as, or different from, the terms described above, subject to applicable law and the Articles of Incorporation and By-laws.

                         U.S. FEDERAL INCOME TAX MATTERS

     Set forth below is a discussion of the material federal income tax aspects concerning the Fund and the purchase, ownership and disposition of common shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that you are a U.S. person and hold your common shares as a capital asset. This discussion is based on present provisions of the Code and the regulations promulgated thereunder and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations (possibly with retroactive effect). Prospective investors should consult their own tax advisers with regard to the federal income tax consequences of the purchase, ownership or disposition of common shares, as well as the tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

TAXATION OF THE FUND

     The Fund intends to qualify each year for treatment as a RIC. To qualify for that treatment, the Fund must, among other things:

     (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");

     (b) distribute with respect to each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions, if any, and determined without regard to any deduction for dividends paid) for that year ("Distribution Requirement"); and

     (c) diversify its holdings so that, at the end of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the issuer's outstanding voting securities, and (2) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses ("Diversification Requirements").

     If the Fund qualifies for treatment as a RIC, it generally will not be subject to federal income tax on income and gains it timely distributes to its stockholders (including Capital Gain Dividends, as defined below). If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its stockholders and the stockholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. Those distributions would be eligible for the dividends-received deduction in the case of corporate stockholders under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

     The Fund intends to distribute at least annually to its stockholders all or substantially all of its investment company taxable income. The Fund also may annually distribute its net capital gain or may retain all or a portion of its net capital gain for investment. If the Fund retains any investment company taxable income or any net capital gain, it will be subject to tax at regular corporate rates on the retained amount. If the Fund retains any net capital gain, it may designate all or a portion of the retained amount as undistributed capital gains in a notice to its stockholders who (1) would be required to include in income for federal income tax purposes, as long-term capital gain, their shares of the undistributed amount and (2) would be entitled to credit their proportionate shares of the tax the Fund paid on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For federal income tax purposes, the tax basis in shares a Fund stockholder owns would be increased by an amount equal to the difference between the undistributed capital gains included in the stockholder's gross income and the tax deemed paid by the stockholder under clause (2) of the preceding sentence.

     To the extent the Fund fails to distribute in a calendar year at least an amount equal to the sum of (1) 98% of its ordinary income for that year plus (2) 98% of its capital gain net income for the one-year period ending October 31 of that year, plus 100% of any retained amount of either from the prior year, it will be subject to a nondeductible 4% excise tax ("Excise Tax"). For these purposes, the Fund will be treated as having distributed any amount with respect to which it pays income tax. A distribution the Fund pays to stockholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to stockholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the Excise Tax.

TAXATION OF THE STOCKHOLDERS

     As long as the Fund qualifies for treatment as a RIC, distributions it makes to its stockholders from its investment company taxable income will be taxable to them as ordinary income to the extent of the Fund's earnings and profits. A portion of those distributions may be eligible for the dividends-received deduction available to corporations, but that portion is not expected to be significant. The eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations other than REITs (and Capital Gain Dividends thus are not eligible for the deduction). However, Fund dividends a corporate stockholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Corporate stockholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction. Distributions of net capital gain that are properly designated as such ("Capital Gain Dividends") will be taxable to each stockholder as long-term capital gain, regardless of how long the stockholder has held the shares in the Fund.

     Distributions (including Capital Gain Dividends) will be taxable as described above whether received in cash or reinvested in additional common shares through the Dividend Reinvestment Plan. A Common Stockholder whose distributions are so reinvested will be treated as having received a distribution equal to either (1) the fair market value of the newly issued shares or (2) if the common shares are trading below their NAV, the amount of cash allocated to the stockholder for the purchase of shares on its behalf in the open market.

     Distributions on the Fund's shares are generally subject to federal income tax as described herein, even though those distributions may economically represent a return of a particular stockholder's investment. Those distributions are likely to occur in respect of shares purchased when the Fund's NAV reflects gains that are either unrealized or realized but not distributed, or income that is not distributed. Those realized gains may be required to be distributed even when the Fund's NAV also reflects unrealized losses. Distributions are taxable to a stockholder even if they are paid from income or gains the Fund earned before the stockholder's investment (and thus included in the price the stockholder paid).

     If the Fund makes a distribution to a stockholder in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a "return of capital" to the extent of the stockholder's tax basis in its shares and thereafter as capital gain. A return of capital is not taxable, but it reduces a stockholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the stockholder of its shares.

     The Fund will notify stockholders annually as to the federal tax status of Fund distributions to them.

     SALE OR REDEMPTION OF SHARES. A stockholder's sale or other disposition of Fund shares may give rise to a taxable gain or loss in an amount equal to the difference between the amount realized and the stockholder's basis in those shares. In general, any gain or loss realized on a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months; otherwise, any such gain or loss will be treated as short-term capital gain or loss. However, if a stockholder sells shares at a loss within six months of their purchase, such loss will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends the stockholder received (or the stockholder's share of any undistributed capital gains designated) with respect to the shares. All or a portion of any loss realized on a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In that case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss.

     From time to time the Fund may make a tender offer for some of its shares. A tender of shares pursuant to such an offer would be a taxable event. If the Fund decides to make a tender offer, the tax consequences thereof will be disclosed in the documents relating to the offer.

     BACKUP WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of all distributions (including Capital Gain Dividends) and redemption or repurchase proceeds otherwise payable to any individual or certain other non-corporate stockholder who fails to properly furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from all distributions otherwise payable to such a stockholder who has under-reported dividend or interest income or who fails to certify to the Fund that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, "backup withholding"). The backup withholding rates are (1) 30% for amounts paid during 2003, (2) 29% for amounts paid during 2004 and 2005, (3) 28% for amounts paid during 2006 through 2010; the backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld with respect to a stockholder may be credited against the stockholder's federal income tax liability.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS

     CERTAIN REAL ESTATE COMPANIES. Income that the Fund derives from a Real Estate Company classified for federal tax purposes as a partnership (and not as a corporation or REIT) ("RE Partnership") will be treated under the Code as qualifying income under the Income Requirement only to the extent that income is attributable to the RE Partnership's income that would be qualifying income if realized directly by the RIC in the same manner as realized by the RE Partnership. The Internal Revenue Service ("Service") also has issued numerous private letter rulings (which may not be relied on by taxpayers other than the addressees' thereof but nevertheless indicate the Service's view of federal tax matters) holding that a RIC that invests in a partnership should be treated as owning a proportionate share of the partnership's assets for purposes of the Diversification Requirement. Accordingly, the Fund will restrict its investment in RE Partnerships to maintain its qualification as a RIC.

     REMICs. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but that may apply retroactively, the portion of a REIT's income that is attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax and will be allocated to the REIT's stockholders (which may include the Fund) in proportion to the dividends they receive. These regulations are also expected to provide that excess inclusion income of a RIC, such as the Fund, will be allocated to its stockholders in proportion to the dividends they receive, with the same consequences as if the stockholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to stockholders
(1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (2) will constitute unrelated business taxable income to certain tax-exempt entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans and public charities), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. If a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (defined in the Code to include governmental units, tax-exempt entities and certain cooperatives) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest in REITs that have a substantial portion of their assets in residual interests of REMICs.

     HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain to higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction to a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the timing as to when a purchase or sale of securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

     FOREIGN SECURITIES. Dividends and interest the Fund receives, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" the Fund receives on the stock or of any gain on its disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its stockholders.

     If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, it would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     The Fund may elect to "mark-to-market" any stock in a PFIC it owns at the end of its taxable year that is "marketable." "Marking-to-market," in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

     SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. The Fund may acquire zero coupon or other securities issued with OID. As a holder of those securities, the Fund must include in gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

     The foregoing is a general summary of the provisions of the Code and regulations thereunder currently in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Stockholders are advised to consult their own tax advisers for more detailed information concerning the federal (as well as state, local and foreign) income and other tax consequences of purchasing, holding and disposing of Fund shares.

             PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION

     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other similar funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain and report data from sources or reporting services, such as Bloomberg Financial and Lipper, which the Fund believes to be generally accurate.

     From time to time, the Fund and/or the Adviser may report to stockholders or to the public in advertisements concerning the Adviser's performance as an adviser to Regions Morgan Keegan mutual funds and other clients, or concerning the comparative performance or standing of the Adviser in relation to other investment advisers. Comparative information may be compiled or provided by independent ratings services or by news organizations. Advertisements may refer to opinions or rankings of the Adviser's overall investment management performance or the Fund's performance contained in third-party reports or publications. Performance information for the Fund or for other Regions Morgan Keegan funds or accounts managed by the Adviser may also be compared to various unmanaged indices or to other benchmarks, some of which may not be available for direct investment. Any performance information, whether related to the Fund or the Adviser, should be considered in light of the Fund's investment objectives and policies, the characteristics and quality of the Fund, and the market conditions during the time period indicated, and it should not be considered to be representative of what may be achieved in the future. The Adviser may provide its opinion with respect to general economic conditions including such matters as trends in default rates or economic cycles.

     The Fund's advertising materials may reference the history of the Adviser and its affiliates or information concerning key investment and managerial personnel including the portfolio manager. These materials may make reference to certain other open-end investment companies managed by the Adviser.

     See Appendix A for additional performance-related information.

                              INDEPENDENT AUDITORS

     [Name], [address], will serve as independent auditors for the Fund. [Name] provides audit services, tax return preparation and assistance and consultation in connection with review of the Fund's filings with the Commission.

                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the common shares offered hereby, has been filed by the Fund with the Commission. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                               FINANCIAL STATEMENT

                           RMK HIGH INCOME FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                               [__________], 2003

                                [To Be Provided]



                         REPORT OF INDEPENDENT AUDITORS

                                [To Be Provided]

               APPENDIX A - OTHER PERFORMANCE-RELATED INFORMATION

     RMK High Income Fund, Inc. will be managed by a team of fixed income analysts and portfolio managers at Morgan Asset Management, Inc. led by James C. Kelsoe, Jr., CFA. Mr. Kelsoe is also the portfolio manager for two open-end funds managed by Morgan Asset Management, Inc., Regions Morgan Keegan Select High Income Fund and Regions Morgan Keegan Select Intermediate Bond Fund.

     Mr. Kelsoe will use the same analytical methods when identifying potential investments for RMK High Income Fund as he uses for Regions Morgan Keegan Select High Income Fund. Regions Morgan Keegan Select High Income Fund has investment objectives, policies, strategies and limitations substantially similar to those of RMK High Income Fund, except with respect to RMK High Income Fund's intention to use leverage and flexibility to allocate up to 10% of its total assets to securities rated below CCC by S&P (or comparable rated or unrated securities). Regions Morgan Keegan Select High Income Fund does not utilize leverage. Leverage will affect performance results and will create risks which may adversely affect the return for holders of common shares of RMK High Income Fund, including the likelihood of greater volatility in the net asset value and market price of the Fund's shares because of changes in the value of the Fund's investments, increased operating costs which may reduce the Fund's total return and the potential for a decline in the value of an investment acquired with borrowed funds. Although Regions Morgan Keegan Select High Income Fund's policy is to purchase debt securities rated, at the time of investment, at least CCC (or comparable rated or unrated securities), the fund may hold, and in fact does hold, securities that have been downgraded to below CCC since the time of their purchase.

     RMK High Income Fund has no operations and therefore no performance history of its own. Following is historical performance information for Regions Morgan Keegan Select High Income Fund's Class A shares for the one-year period, three-year period and life of the fund as of [March 31, 2003] as well as the performance of the fund's benchmark index, the Lehman Brothers Ba High Yield Index for the same time periods. The performance shown for the specified periods is not representative of the returns of below investment grade debt securities over a full market cycle. Past performance is no guarantee of future results. The past performance shown for Regions Morgan Keegan Select High Income Fund is not the performance of RMK High Income Fund and is no guarantee of how RMK High Income Fund would have performed in the past or will perform in the future. Although both funds will have the same management, RMK High Income Fund's performance in the future will vary from Regions Morgan Keegan Select High Income Fund's performance due to factors such as differences in cash flows, fees, expenses, portfolio size and composition, market conditions at the time portfolio securities are purchased and use of leverage.

                 Regions Morgan Keegan Select High Income Fund*

--------------------------------------------------------------------------------
                                                              Lehman Brothers
                                      Class A Shares**        Ba High Yield
                                                                Index +
--------------------------------------------------------------------------------
One Year
--------------------------------------------------------------------------------
Three Years
--------------------------------------------------------------------------------
Since Inception***
(3/22/99)
--------------------------------------------------------------------------------

* As an open-end fund, Regions Morgan Keegan Select High Income Fund may not leverage its portfolio to the same extent as RMK High Income Fund can and expects to use leverage. RMK High Income Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares or debentures up to 33 1/3% of its total assets. Leverage creates risks that may adversely affect the return for holders of common shares of RMK High Income Fund, including the likelihood of greater volatility in the net asset value and market price of the Fund's shares because of changes in the value of the Fund's investments, increased operating costs which may reduce the Fund's total return and the potential for a decline in the value of an investment acquired with borrowed funds. To the extent the income or capital appreciation from securities purchased with funds received from leverage is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the returns of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced or potentially eliminated. Conversely, if the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used.

** Regions Morgan Keegan Select High Income Fund offers Class A, C and I shares. The front-end sales load, fees and other expenses of the fund's Class A shares most closely resemble the expected sales load, fees and other expenses of RMK High Income Fund.

*** Average annual total return.

+ The Lehman Brothers Ba High Yield Index is a broad-based unmanaged index of Ba fixed rate, non-investment grade debt. All bonds included in the High Yield Index must be dollar-denominated and nonconvertible and have at least one year remaining to maturity and an outstanding par value of at least $150 million. Index returns do not reflect any deduction for fees, expenses or taxes.

     For the one- and three-year periods ended March 31, 2003, Lipper ranked Regions Morgan Keegan Select High Income Fund ____ and ____, respectively, in the Lipper High Current Yield Funds category. ++

++ The Lipper High Current Yield Funds category is comprised of open-end funds that invest in fixed income securities, particularly lower-grade debt issues, with the objective of obtaining high (relative) current yield.

     RMK High Income Fund's anticipated listing of its common shares on the New York Stock Exchange is expected to provide liquidity, convenience and daily price visibility through electronic services and in newspaper stock tables.

     [We will add information, e.g., tables comparing below investment grade debt securities' yields to those of Treasury securities, once we know the basic content the Fund's advertising materials.]

                       APPENDIX B - RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by S &P's for commercial paper:

     "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

     "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

     "B" - Issue has only a speculative capacity for timely payment.

     "C" - Issue has a doubtful capacity for payment.

     "D" - Issue is in payment default.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuer does not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

     "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

     "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     "D" - Securities are in actual or imminent payment default.

     Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

     The following summarizes the ratings used by S&P for corporate and municipal debt:

     "AAA" - This designation represents the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

     "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     "C" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued "CI." This rating is reserved for income bonds on which no interest is being paid.

     "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

     Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (1) earnings of projects under construction, (2) earnings of projects unseasoned in operation experience, (3) rentals which begin when facilities are completed, or (4) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

     The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

     "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

     To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

MUNICIPAL NOTE RATINGS

     An S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by S&P for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

     Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                           PART C -- OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

      1.    Financial Statements:

            Report of Independent Auditors (to be filed).

            Statement of Assets and Liabilities. (to be filed).



      2.    Exhibits:

            a.    Articles of Incorporation (filed herewith).

            b.    By-Laws (to be filed).

            c.    Voting Trust Agreement - none.

            d. Articles Seventh, Ninth, Tenth, Eleventh, Twelfth, and Fourteenth of the Articles of Incorporation.

            e.    Dividend Reinvestment Plan (to be filed).

            f.    Rights of Holders of Long-Term Debt - none.

            g.    Form of Investment Advisory Agreement (to be filed).

            h.    (1)    Form of Underwriting Agreement (to be filed).

                  (2) Form of Master Agreement Among Underwriters (to be filed).

                  (3)    Form of Master Selected Dealer Agreement (to be filed).

            i.    Bonus, profit sharing, pension contracts - none.

            j.    Form of Custodian Contract (to be filed).

            k.    Form of Transfer Agency and Service Agreement (to be filed).

            l.    Opinion and Consent of Counsel (to be filed).

            m.    Non-resident Consent to Service of Process - none.

            n.    Consent of Independent Auditors (to be filed).

            o.    Omitted financial statements - none.

            p.    Letter of Investment Intent (to be filed).

            q.    Model retirement plan - none.

            r.    Code of Ethics

                  (1)    Code of Ethics for Registrant (to be filed).

                  (2) Code of Ethics for Morgan Asset Management, Inc. (to be filed).

ITEM 25.  MARKETING ARRANGEMENTS

      See Underwriting Agreement to be filed as Exhibit 2.h.(1) of this Registration Statement.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:

      Securities and Exchange Commission Fees...............      $
      New York Stock Exchange Listing Fees..................
      National Association of Securities Dealers, Inc. Fees.
      Federal Taxes     ....................................
      State Taxes and Fees..................................
      Printing and Engraving Expenses.......................
      Legal Fees        ....................................
      Director Fees     ....................................
      Accounting Expenses...................................
      Miscellaneous Expenses................................

            Total       ....................................      $
                                                                  ======

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None.(1)

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

                                           Number of  Record  Shareholders as of
            Title of Class                               April 16, 2003
            --------------                               --------------

  Shares of Common Stock, par value $0.0001 per share    None

ITEM 29.  INDEMNIFICATION

      Article  Thirteenth  of the  Registrant's  Articles of  Incorporation  and
Article X of the Registrant's By-laws provide that the Fund shall indemnify its present and past directors, officers, employees and agents, and persons who are serving or have served at the Registrant's request in similar capacities for other entities to the maximum extent permitted by applicable law (including the laws of the State of Maryland and the Investment Company Act of 1940, as amended ("1940 Act")), provided, however, that a transfer agent is not entitled to such indemnification unless specifically approved by the Registrant's Board of Directors. Section 2-418(b) of the Maryland Corporations and Associations Code ("Maryland Code") permits the Registrant to indemnify its directors unless it is

----------------
1     Until such time as the Registrant completes the public offering of its
Common Stock, Morgan Asset Management, Inc. will be a control person of the Registrant. Morgan Asset Management, Inc., a Tennessee corporation, is an indirect wholly owned subsidiary of Regions Financial Corporation.

proved that the act or omission of the director was material to the cause of action adjudicated in the proceeding, and (a) the act or omission was committed in bad faith or was the result of active or deliberate dishonesty or (b) the director actually received an improper personal benefit in money, property or services or (c) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to Section 2-418(j)(1) and Section 4-418(j)(2) of the Maryland Code, the Registrant is permitted to indemnify its officers, employees and agents to the same extent. The provisions set forth above apply insofar as they are consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its shareholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act"), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. The Registrant also maintains Directors and Officers Insurance.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      Morgan Asset Management, Inc., a Tennessee corporation that is an indirect wholly owned subsidiary of Regions Financial Corporation, serves as the investment adviser to Morgan Keegan Select Fund, Inc. and Regions Morgan Keegan Select Funds and is a registered investment adviser and offers investment management services to investment companies and other types of investors. Information on its officers and directors is included in its Form ADV filed on March 31, 2003 with the Securities and Exchange Commission (registration number 801-27629) and is incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

      All  accounts,  books and other  documents  required to be  maintained  by
Section 31(a) of the Investment Company Act of 1940, as amended ("1940 Act"), and the rules promulgated thereunder with respect to the Registrant are maintained in the physical possession of Registrant's adviser, Morgan Asset Management, Inc., Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103.

ITEM 32.  MANAGEMENT SERVICES

      None.

ITEM 33.  UNDERTAKINGS

      1. The Registrant hereby undertakes to suspend the offering of its shares until it amends its Prospectus if:

            (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or

            (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

      2.    N/A

      3.    N/A

      4.    N/A

      5.    The Registrant hereby undertakes:

            (1) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

            (2)   For the purposes of determining  any liability  under the 1933
      Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

      6. The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, and the State of Tennessee, on the 16th day of April 2003.


                                          RMK HIGH INCOME FUND, INC.


                                          By:  /s/ Charles D. Maxwell
                                               ---------------------------------
                                                   Name:  Charles D. Maxwell
                                                   Title:  President


      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                             Title                      Date
---------                             -----                      ----


/s/ Charles D. Maxwell        President and Director        April 16, 2003
----------------------------
Charles D. Maxwell


/s/ R. Patrick Kruczek                Director              April 16, 2003
----------------------------
R. Patrick Kruczek



/s/ J. Thompson Weller              Treasurer               April 16, 2003
----------------------------
J. Thompson Weller

                           RMK HIGH INCOME FUND, INC.

                                  EXHIBIT INDEX


   Exhibit     Document Description
   -------     --------------------

     2(a).     Articles of Incorporation